Fidelity®

Export and Multinational

Fund

Annual Report

August 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the major shifts in the fund's investments over the past year.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

As the first anniversary of September 11 approached, new concerns about terrorism and a continued deterioration of investor confidence kept U.S. equity performance on its year-long downward path. With investor appetite for risk dwindling, U.S. Treasury bonds - traditionally a haven from stock market and geopolitical turbulence - were in strong demand. As a result, the securities outperformed nearly all other asset classes year-to-date through August.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® Export and Multinational	-16.93%	47.04%	230.23%
S&P 500 ®	-18.00%	9.01%	130.62%
Growth Funds Average	-20.33%	0.53%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on October 4, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,997 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Export and Multinational	-16.93%	8.02%	16.30%
S&P 500	-18.00%	1.74%	11.14%
Growth Funds Average	-20.33%	-0.33%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Export and Multinational Fund on October 4, 1994, when the fund started. As the chart shows, by August 31, 2002, the value of the investment would have grown to $33,023 - a 230.23% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $23,062 - a 130.62% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of August 31, 2002, the one year and five year cumulative total returns for the multi-cap core funds average were -18.05% and 6.16%, respectively. The one year and five year average annual total returns were -18.05% and 0.80%, respectively. The one year and five year cumulative total returns for the multi-cap supergroup average were -19.05% and 8.16%, respectively. The one year and five year average annual total returns were -19.05% and 1.17%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Against a decidedly unfavorable backdrop, the majority of U.S. equity market performance measures suffered double-digit losses during the 12-month period ending August 31, 2002. When the period opened, the economy was in recession, which was further accelerated by the tragedies that occurred on September 11. After a brief rally late in 2001, when some signals pointed to an economic rebound, stocks plunged again at the start of the new year when multiple high-profile corporations were caught cooking their books. Then, despite two consecutive quarters of growth in 2002 gross domestic product, fears of a double-dip recession began to grip the markets given the marked slowdown in GDP between the two quarters. All the while, investor enthusiasm for stocks was tempered by the uncertain outcome of the war on terrorism. This confluence of negative events sent a number of stock indexes to four- and five-year lows. For the past 12 months overall, the large-cap oriented Standard & Poor's 500 Index dropped 18.00%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 26.93%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 11.26%.

(Portfolio Manager photograph)
An interview with Tim Cohen, Portfolio Manager of Fidelity Export and Multinational Fund

Q. How did the fund perform, Tim?

A. For the 12 months that ended August 31, 2002, the fund returned -16.93%. The Standard & Poor's 500 Index returned -18.00% during the same period, while the growth funds average - as tracked by Lipper Inc. - fell 20.33%.

Q. What factors influenced the fund's performance?

A. Staying away from the telecommunications and technology hardware groups - both of which struggled considerably during the period - helped relative performance, as did timely ownership of selected health care, defense and aerospace, and finance stocks. Relative to the index, the fund's overweighted position in software stocks helped performance through the end of 2001, then detracted as hopes for an early 2002 economic recovery stalled.

Q. How did you adapt to the shifting economic and market conditions?

A. As we entered 2002, the fund held an overweighted position in aggressive cyclicals, including software names such as Microsoft and Computer Associates. Through the first quarter of 2002, though, it became apparent that a rebound would take more time, and I didn't think the fund was being rewarded enough for its aggressive cyclical bets. So I added to defensive cyclicals such as American Standard, which makes air conditioning, plumbing and automotive products, and Mohawk Industries, a leading carpet manufacturer. In mid-May, I gravitated back to more aggressive cyclicals such as investment banks and media companies. This shift from aggressive to defensive back to aggressive worked fairly well, mostly toward the end of the period. The fund did not own positions in Computer Associates or American Standard as of August 31.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Defense stocks Lockheed Martin and Northrop Grumman were strong performers. Why?

A. After more than a decade of budget declines, the tragedy of September 11 tilted public opinion in favor of increased defense spending and, in January, President Bush proposed the largest defense budget increase in more than 20 years. The result was a sustained up-cycle in defense spending, and leading contractors such as Lockheed and Northrop benefited.

Q. Collectively, the fund's health care stocks contributed positively to the fund's performance. Can you elaborate?

A. The fund's best individual performer during the period was Guidant, which makes and markets medical devices for the cardiovascular field. Several of the fund's smaller, hospital-related investments also fared well, including Tenet Healthcare and United Healthcare. Investors were drawn to these stable-growth stocks as the technology sector continued to struggle. I raised the fund's exposure to some of the bigger drug stocks late in the period - including Pfizer and Johnson & Johnson - because their low valuations appealed to me. The fund did not hold Guidant at the end of the period.

Q. What type of period was it for exporters and multinationals?

A. The climate was tough through the first half of the period, as a stronger dollar made the conversion of foreign sales into U.S. dollars less appealing. The dollar then hit a peak early in the second half of the period and softened some. As a result, sales and earnings numbers began to improve for several of the fund's larger holdings, most notably Coca-Cola and American International Group (AIG), a leading insurer. Both stocks performed well.

Q. Which stocks were a drag on performance?

A. Tyco International, which suffered from accounting scrutiny and other corporate abuses, was a leading detractor. In the wake of the Enron debacle, investors shied away from large, complex conglomerates such as Tyco. Other disappointments included Computer Associates, which also fell due to accounting concerns, and my decision to underweight Wal-Mart, which performed well as consumer spending remained strong. The fund did not own Wal-Mart at the end of the period.

Q. What's your outlook, Tim?

A. When I look back in time, the recession we experienced during this period was quite similar to past recessions, particularly the economic downturn we experienced in 1990 and 1991. The employment trends look roughly the same, as does S&P 500 profit growth. Over the next couple months, I'll be trying to identify stocks that I feel can weather the storm while we anxiously await an economic rebound. My focus will remain on finding the very best growth stories possible, with reasonable valuations.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital by investing mainly in securities and common stocks

Fund number: 332

Trading symbol: FEXPX

Start date: October 4, 1994

Size: as of August 31, 2002, more than $603 million

Manager: Tim Cohen, since February 2002; manager, various Fidelity funds, 1999-2002; joined Fidelity in 1996

3

Tim Cohen discusses two beaten-down groups that appealed to him:

"One of my objectives during this volatile period was to find stocks that I felt had an element to their business that made for a good, long-term growth story. Two groups that fit the bill for me were investment banks and media companies.

"Most of the fund's investment-bank stocks performed poorly during the period due to lower trading volumes, a lack of consolidation activity and the analyst scandals that have been in the news. But if you look beyond the short-term noise, capital markets around the world, in my mind, are an attractive, long-term growth business. Also, unlike telecom companies - which have billions of dollars worth of cable in the ground - investment banks don't have hard assets that can cause even more damage in difficult conditions. At the end of the period, six of the fund's 30-largest holdings were investment banks, such as Morgan Stanley and Merrill Lynch.

"I also was drawn to media companies during the period, which I felt had the best fundamentals among any of the high-risk cyclical groups that were punished by investors. TV and radio advertising trends improved significantly during the period and I felt companies such as Viacom, AOL Time Warner and Clear Channel Communications could eventually stand to benefit."

Annual Report

Investment Changes

Top Ten Stocks as of August 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	4.4	3.2
Pfizer, Inc.	3.2	3.8
Philip Morris Companies, Inc.	2.8	1.8
Citigroup, Inc.	2.8	0.0
Microsoft Corp.	2.5	4.2
Johnson & Johnson	2.5	2.1
Merck & Co., Inc.	2.2	0.0
Fannie Mae	1.9	1.3
Viacom, Inc. Class B (non-vtg.)	1.9	1.3
Dell Computer Corp.	1.8	0.0
	26.0
Top Five Market Sectors as of August 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.2	14.4
Health Care	21.2	18.1
Consumer Discretionary	15.2	14.3
Information Technology	14.5	13.7
Industrials	8.7	13.2
Asset Allocation (% of fund's net assets)
As of August 31, 2002 *		As of February 28, 2002 **
	Stocks 98.9%		Stocks 98.3%
	Bonds 0.4%		Bonds 0.0%
	Convertible Securities 0.0%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	3.3%	** Foreign investments	1.6%

Annual Report

Investments August 31, 2002

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.2%
Household Durables - 2.4%
Beazer Homes USA, Inc. (a)	22,200	$ 1,424,796
D.R. Horton, Inc.	146,150	3,034,074
Mohawk Industries, Inc. (a)	69,856	3,457,872
Pulte Homes, Inc.	59,100	2,821,434
Whirlpool Corp.	69,600	3,849,576
		14,587,752
Internet & Catalog Retail - 0.4%
USA Interactive (a)	95,500	2,045,610
Media - 8.5%
AOL Time Warner, Inc. (a)	706,500	8,937,225
Clear Channel Communications, Inc. (a)	153,000	5,229,540
Comcast Corp. Class A (special) (a)	299,200	7,129,936
EchoStar Communications Corp. Class A (a)	186,700	3,323,260
Emmis Communications Corp. Class A (a)	135,100	2,107,560
Entercom Communications Corp. Class A (a)	52,100	2,281,980
Fox Entertainment Group, Inc. Class A (a)	137,100	3,061,443
Lamar Advertising Co. Class A (a)	89,500	2,860,420
Liberty Media Corp. Class A (a)	260,700	2,179,452
Univision Communications, Inc. Class A (a)	127,800	2,977,740
Viacom, Inc. Class B (non-vtg.) (a)	280,300	11,408,210
		51,496,766
Multiline Retail - 1.4%
Big Lots, Inc. (a)	120,800	2,035,480
Kohl's Corp. (a)	90,900	6,337,548
		8,373,028
Specialty Retail - 2.5%
Best Buy Co., Inc. (a)	222,000	4,706,400
Home Depot, Inc.	118,600	3,905,498
Lowe's Companies, Inc.	108,600	4,493,868
Office Depot, Inc. (a)	146,700	1,895,364
		15,001,130
TOTAL CONSUMER DISCRETIONARY		91,504,286
CONSUMER STAPLES - 4.2%
Beverages - 1.0%
PepsiCo, Inc.	78,400	3,100,720
The Coca-Cola Co.	49,600	2,529,600
		5,630,320
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Drug Retailing - 0.4%
CVS Corp.	83,000	$ 2,439,370
Rite Aid Corp.	52,000	109,200
		2,548,570
Tobacco - 2.8%
Philip Morris Companies, Inc.	340,100	17,005,000
TOTAL CONSUMER STAPLES		25,183,890
ENERGY - 3.8%
Energy Equipment & Services - 3.8%
BJ Services Co. (a)	56,600	1,726,300
ENSCO International, Inc.	125,200	3,339,084
GlobalSantaFe Corp.	76,700	1,687,400
National-Oilwell, Inc. (a)	74,700	1,413,324
Noble Corp. (a)	86,000	2,672,020
Pride International, Inc. (a)	206,100	2,757,618
Rowan Companies, Inc.	85,400	1,757,532
Smith International, Inc. (a)	108,400	3,517,580
Weatherford International Ltd. (a)	95,900	3,916,556
		22,787,414
FINANCIALS - 22.8%
Banks - 0.4%
Sovereign Bancorp, Inc.	156,900	2,403,708
Diversified Financials - 14.2%
Bear Stearns Companies, Inc.	37,100	2,371,803
Charles Schwab Corp.	624,100	5,729,238
Citigroup, Inc.	511,700	16,758,175
Fannie Mae	152,200	11,533,716
Freddie Mac	149,600	9,589,360
Goldman Sachs Group, Inc.	75,900	5,867,070
J.P. Morgan Chase & Co.	243,700	6,433,680
Lehman Brothers Holdings, Inc.	84,600	4,823,046
MBNA Corp.	242,050	4,889,410
Merrill Lynch & Co., Inc.	227,200	8,229,184
Morgan Stanley	215,900	9,223,248
		85,447,930
Insurance - 8.2%
ACE Ltd.	121,400	3,861,734
Allstate Corp.	178,500	6,643,770
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
American International Group, Inc.	420,600	$ 26,413,679
Cincinnati Financial Corp.	67,700	2,689,721
Hartford Financial Services Group, Inc.	69,300	3,466,386
HCC Insurance Holdings, Inc.	121,600	2,948,800
Travelers Property Casualty Corp.:
Class A	19,072	299,812
Class B (a)	39,187	638,356
XL Capital Ltd. Class A	38,000	2,797,180
		49,759,438
TOTAL FINANCIALS		137,611,076
HEALTH CARE - 21.2%
Health Care Equipment & Supplies - 3.2%
Baxter International, Inc.	176,500	6,405,185
Biomet, Inc.	123,600	3,319,896
Boston Scientific Corp. (a)	176,200	5,136,230
St. Jude Medical, Inc. (a)	76,300	2,839,123
Zimmer Holdings, Inc. (a)	52,600	1,940,940
		19,641,374
Health Care Providers & Services - 4.8%
Anthem, Inc.	60,488	3,817,398
Cardinal Health, Inc.	76,960	4,990,086
HCA, Inc.	63,900	2,974,545
Health Management Associates, Inc. Class A (a)	80,700	1,553,475
McKesson Corp.	149,300	5,007,522
Tenet Healthcare Corp. (a)	64,800	3,056,616
UnitedHealth Group, Inc.	70,600	6,237,510
Universal Health Services, Inc. Class B (a)	32,400	1,481,328
		29,118,480
Pharmaceuticals - 13.2%
Abbott Laboratories	76,900	3,078,307
Barr Laboratories, Inc. (a)	43,100	3,047,601
Bristol-Myers Squibb Co.	309,200	7,714,540
Johnson & Johnson	280,000	15,206,800
Merck & Co., Inc.	257,400	13,003,848
Pfizer, Inc.	582,067	19,254,776
Pharmacia Corp.	144,500	6,314,650
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	204,700	$ 4,724,476
Wyeth	164,400	7,036,320
		79,381,318
TOTAL HEALTH CARE		128,141,172
INDUSTRIALS - 8.7%
Aerospace & Defense - 1.6%
Lockheed Martin Corp.	62,300	3,944,836
Northrop Grumman Corp.	24,600	3,020,880
Raytheon Co.	80,500	2,817,500
		9,783,216
Airlines - 0.5%
Alaska Air Group, Inc. (a)	76,500	1,868,895
Northwest Airlines Corp. (a)	99,600	1,012,932
		2,881,827
Building Products - 0.8%
Masco Corp.	192,500	4,650,800
Commercial Services & Supplies - 2.7%
First Data Corp.	161,700	5,619,075
Manpower, Inc.	148,700	4,924,944
Paychex, Inc.	187,300	4,382,820
Sabre Holdings Corp. Class A (a)	46,900	1,262,079
		16,188,918
Industrial Conglomerates - 1.4%
Tyco International Ltd.	541,700	8,499,273
Machinery - 1.7%
Ingersoll-Rand Co. Ltd. Class A	70,600	2,651,030
Navistar International Corp.	101,200	2,530,000
SPX Corp. (a)	49,300	5,353,980
		10,535,010
TOTAL INDUSTRIALS		52,539,044
INFORMATION TECHNOLOGY - 14.5%
Communications Equipment - 2.3%
Cisco Systems, Inc. (a)	551,500	7,621,730
Comverse Technology, Inc. (a)	143,600	1,171,776
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola, Inc.	372,200	$ 4,466,400
Polycom, Inc. (a)	69,900	685,719
		13,945,625
Computers & Peripherals - 1.8%
Dell Computer Corp. (a)	412,700	10,981,947
Electronic Equipment & Instruments - 1.8%
Agilent Technologies, Inc. (a)	168,200	2,258,926
Amphenol Corp. Class A (a)	54,800	2,127,336
Celestica, Inc. (sub. vtg.) (a)	68,800	1,593,022
Flextronics International Ltd. (a)	260,800	2,469,776
Ingram Micro, Inc. Class A (a)	173,800	2,372,370
		10,821,430
Internet Software & Services - 1.1%
Overture Services, Inc. (a)	57,500	1,164,490
Yahoo!, Inc. (a)	524,800	5,400,192
		6,564,682
Semiconductor Equipment & Products - 4.3%
Advanced Micro Devices, Inc. (a)	300,700	2,661,195
Analog Devices, Inc. (a)	148,500	3,578,850
Broadcom Corp. Class A (a)	80,100	1,320,849
Intel Corp.	501,800	8,365,006
Micron Technology, Inc. (a)	136,100	2,347,725
Semtech Corp. (a)	35,800	472,918
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	272,000	2,222,240
Texas Instruments, Inc.	233,900	4,607,830
		25,576,613
Software - 3.2%
Adobe Systems, Inc.	106,600	2,142,660
Microsoft Corp. (a)	310,300	15,229,524
Network Associates, Inc. (a)	94,700	1,231,100
Peregrine Systems, Inc. (a)	857,500	235,813
Vastera, Inc. (a)	236,200	566,880
		19,405,977
TOTAL INFORMATION TECHNOLOGY		87,296,274
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 4.8%
Chemicals - 1.5%
Lyondell Chemical Co.	268,600	$ 3,849,038
Olin Corp.	119,100	2,262,900
PPG Industries, Inc.	53,300	2,999,191
		9,111,129
Containers & Packaging - 1.2%
Owens-Illinois, Inc. (a)	201,100	2,352,870
Pactiv Corp. (a)	142,300	2,584,168
Smurfit-Stone Container Corp. (a)	167,400	2,346,948
		7,283,986
Metals & Mining - 2.1%
Alcan, Inc.	140,800	3,952,804
Alcoa, Inc.	197,900	4,965,311
Phelps Dodge Corp.	78,500	2,536,335
Teck Cominco Ltd. Class B (sub. vtg.)	185,000	1,241,165
		12,695,615
TOTAL MATERIALS		29,090,730
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 3.7%
AT&T Corp.	772,300	9,437,506
CenturyTel, Inc.	90,000	2,434,500
Citizens Communications Co.	446,200	3,266,184
Qwest Communications International, Inc. (a)	2,288,900	7,438,925
		22,577,115
TOTAL COMMON STOCKS (Cost $649,860,102)		596,731,001
Nonconvertible Bonds - 0.4%
Moody's Ratings (unaudited) (b)		Principal Amount
FINANCIALS - 0.4%
Diversified Financials - 0.4%
Qwest Capital Funding, Inc. 5.875% 8/3/04 (Cost $1,436,977)	B2	$ 3,000,000	2,280,000
Money Market Funds - 2.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (c)	5,504,980	$ 5,504,980
Fidelity Securities Lending Cash Central Fund, 1.85% (c)	8,805,786	8,805,786
TOTAL MONEY MARKET FUNDS (Cost $14,310,766)		14,310,766
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.81%, dated 8/30/02 due 9/3/02 (Cost $32,000)	$ 32,006	32,000
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $665,639,845)		613,353,767
NET OTHER ASSETS - (1.6)%		(9,929,008)
NET ASSETS - 100%		$ 603,424,759
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,594,198,527 and $1,420,629,622, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $125,168 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $11,186,778. The weighted average interest rate was 1.87%. At period end there were no interfund loans outstanding.

Income Tax Information
At August 31, 2002, the fund had a capital loss carryforward of approximately $48,207,000 all of which will expire on August 31, 2010.
The fund intends to elect to defer to its fiscal year ending August 31, 2003 approximately $9,518,000 of losses recognized during the period November 1, 2001 to August 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		August 31, 2002
Assets
Investment in securities, at value (including securities loaned of $8,635,192 and repurchase agreements of $32,000) (cost $665,639,845) - See accompanying schedule		$ 613,353,767
Cash		144
Receivable for fund shares sold		609,847
Dividends receivable		404,314
Interest receivable		20,460
Redemption fees receivable		421
Other receivables		2,201
Total assets		614,391,154
Liabilities
Payable for investments purchased	$ 1,431,557
Payable for fund shares redeemed	363,970
Accrued management fee	279,839
Other payables and accrued expenses	85,243
Collateral on securities loaned, at value	8,805,786
Total liabilities		10,966,395
Net Assets		$ 603,424,759
Net Assets consist of:
Paid in capital		$ 730,009,084
Undistributed net investment income		668,235
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(74,966,490)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(52,286,070)
Net Assets, for 44,407,967 shares outstanding		$ 603,424,759
Net Asset Value, offering price and redemption price per share ($603,424,759 ÷ 44,407,967 shares)		$ 13.59

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

		Year ended August 31, 2002
Investment Income
Dividends		$ 5,688,820
Interest		493,417
Security lending		41,640
Total income		6,223,877
Expenses
Management fee	$ 3,722,448
Transfer agent fees	1,593,972
Accounting and security lending fees	208,288
Non-interested trustees' compensation	2,173
Custodian fees and expenses	28,925
Registration fees	95,007
Audit	33,676
Legal	24,322
Interest	5,240
Miscellaneous	4,953
Total expenses before reductions	5,719,004
Expense reductions	(709,965)	5,009,039
Net investment income (loss)		1,214,838
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(48,846,074)
Foreign currency transactions	(614)
Total net realized gain (loss)		(48,846,688)
Change in net unrealized appreciation (depreciation) on: Investment securities	(78,547,236)
Assets and liabilities in foreign currencies	8
Total change in net unrealized appreciation (depreciation)		(78,547,228)
Net gain (loss)		(127,393,916)
Net increase (decrease) in net assets resulting from operations		$ (126,179,078)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2002	Year ended August 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,214,838	$ 1,061,362
Net realized gain (loss)	(48,846,688)	(16,073,037)
Change in net unrealized appreciation (depreciation)	(78,547,228)	(28,733,737)
Net increase (decrease) in net assets resulting from operations	(126,179,078)	(43,745,412)
Distributions to shareholders from net investment income	(1,076,824)	(2,393,808)
Distributions to shareholders from net realized gain	-	(119,596,119)
Total distributions	(1,076,824)	(121,989,927)
Share transactions Net proceeds from sales of shares	374,691,135	161,964,243
Reinvestment of distributions	1,039,151	118,096,483
Cost of shares redeemed	(209,830,746)	(87,522,685)
Net increase (decrease) in net assets resulting from share transactions	165,899,540	192,538,041
Redemption fees	47,871	32,833
Total increase (decrease) in net assets	38,691,509	26,835,535
Net Assets
Beginning of period	564,733,250	537,897,715
End of period (including undistributed net investment income of $668,235 and undistributed net investment income of $499,537, respectively)	$ 603,424,759	$ 564,733,250
Other Information Shares
Sold	23,450,023	9,537,865
Issued in reinvestment of distributions	65,782	7,037,837
Redeemed	(13,562,977)	(5,060,905)
Net increase (decrease)	9,952,828	11,514,797

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended August 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 16.39	$ 23.45	$ 22.03	$ 16.06	$ 20.02
Income from Investment Operations
Net investment income (loss) C	.03	.04	.08	.05	(.05)
Net realized and unrealized gain (loss)	(2.80)	(1.79)	6.19	6.69	(.13)
Total from investment operations	(2.77)	(1.75)	6.27	6.74	(.18)
Distributions from net investment income	(.03)	(.10)	(.05)	-	-
Distributions from net realized gain	-	(5.21)	(4.80)	(.77)	(3.79)
Total distributions	(.03)	(5.31)	(4.85)	(.77)	(3.79)
Redemption fees added to paid in capital C	-	-	-	-	.01
Net asset value, end of period	$ 13.59	$ 16.39	$ 23.45	$ 22.03	$ 16.06
Total Return A,B	(16.93)%	(7.69)%	36.58%	43.76%	(2.35)%
Ratios to Average Net Assets D
Expenses before expense reductions	.89%	.86%	.86%	.91%	.93%
Expenses net of voluntary waivers, if any	.89%	.86%	.86%	.91%	.93%
Expenses net of all reductions	.78%	.81%	.77%	.86%	.88%
Net investment income (loss)	.19%	.21%	.38%	.23%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 603,425	$ 564,733	$ 537,898	$ 413,832	$ 357,683
Portfolio turnover rate	228%	170%	380%	265%	281%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2002

1. Significant Accounting Policies.

Fidelity Export and Multinational Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 27,285,604
Unrealized depreciation	(95,987,632)
Net unrealized appreciation (depreciation)	(68,702,028)
Undistributed ordinary income	603,758
Capital loss carryforward	(48,206,849)
Total Distributable earnings	(116,305,119)
Cost for federal income tax purposes	$ 682,055,795

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 1,076,824

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was ..58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $415,695 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $704,642 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $5,323.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Union Street Trust and the Shareholders of Fidelity Export and Multinational Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Export and Multinational Fund (a fund of Fidelity Union Street Trust) at August 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Export and Multinational Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 4, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 265 funds advised by FMR or an affiliate. Mr. McCoy oversees 267 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 230 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1974

President of Export and Multinational. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Export and Multinational (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Name, Age; Principal Occupation
Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Name, Age; Principal Occupation
Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2002) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of Export and Multinational. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Export and Multinational. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Export and Multinational. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Export and Multinational. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Export and Multinational. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Export and Multinational. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	214,409,017.19	86.498
Against	10,853,172.68	4.379
Abstain	12,887,923.76	5.199
Broker Non-Votes	9,726,198.12	3.924
TOTAL	247,876,311.75	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	215,651,976.19	87.000
Against	19,296,886.00	7.785
Abstain	12,927,449.56	5.215
TOTAL	247,876,311.75	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	232,399,982.97	93.756
Withheld	15,476,328.78	6.244
TOTAL	247,876,311.75	100.000
Ralph F. Cox
Affirmative	231,696,084.03	93.472
Withheld	16,180,227.72	6.528
TOTAL	247,876,311.75	100.000
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	231,467,575.05	93.380
Withheld	16,408,736.70	6.620
TOTAL	247,876,311.75	100.000
Robert M. Gates
Affirmative	232,391,155.65	93.753
Withheld	15,485,156.10	6.247
TOTAL	247,876,311.75	100.000
Abigail P. Johnson
Affirmative	232,043,396.01	93.613
Withheld	15,832,915.74	6.387
TOTAL	247,876,311.75	100.000
Edward C. Johnson 3d
Affirmative	232,090,857.88	93.632
Withheld	15,785,453.87	6.368
TOTAL	247,876,311.75	100.000
Donald J. Kirk
Affirmative	232,115,641.67	93.642
Withheld	15,760,670.08	6.358
TOTAL	247,876,311.75	100.000
Marie L. Knowles
Affirmative	232,729,917.40	93.890
Withheld	15,146,394.35	6.110
TOTAL	247,876,311.75	100.000
Ned C. Lautenbach
Affirmative	232,318,378.04	93.724
Withheld	15,557,933.71	6.276
TOTAL	247,876,311.75	100.000
Peter S. Lynch
Affirmative	233,038,284.78	94.014
Withheld	14,838,026.97	5.986
TOTAL	247,876,311.75	100.000
*Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	231,976,311.21	93.586
Withheld	15,900,000.54	6.414
TOTAL	247,876,311.75	100.000
William O. McCoy
Affirmative	232,222,985.50	93.685
Withheld	15,653,326.25	6.315
TOTAL	247,876,311.75	100.000
William S. Stavropoulos
Affirmative	231,701,293.20	93.475
Withheld	16,175,018.55	6.525
TOTAL	247,876,311.75	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	201,585,197.12	81.325
Against	20,581,245.59	8.303
Abstain	15,983,670.92	6.448
Broker Non-Votes	9,726,198.12	3.924
TOTAL	247,876,311.75	100.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

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(U.K.) Inc.

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(Far East) Inc.

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JPMorgan Chase Bank
New York, NY

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EXF-ANN-1002 158089
1.462213.105

Spartan®

Maryland
Municipal Income

Fund

Annual Report

August 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)
Dear Shareholder:

As the first anniversary of September 11 approached, new concerns about terrorism and a continued deterioration of investor confidence kept U.S. equity performance on its year-long downward path. With investor appetite for risk dwindling, U.S. Treasury bonds - traditionally a haven from stock market and geopolitical turbulence - were in strong demand. As a result, the securities outperformed nearly all other asset classes year-to-date through August.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Life of fund
Spartan® MD Municipal Income	5.49%	33.74%	70.85%
LB Maryland 4 Plus Year Enhanced Municipal Bond	6.81%	36.03%	n/a*
Maryland Municipal Debt Funds Average	5.08%	28.36%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 22, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Maryland 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Maryland investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Maryland municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 33 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Life of fund
Spartan MD Municipal Income	5.49%	5.99%	5.89%
LB Maryland 4 Plus Year Enhanced Municipal Bond	6.81%	6.35%	n/a*
Maryland Municipal Debt Funds Average	5.08%	5.11%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Spartan® Maryland Municipal Income Fund on April 30, 1993, shortly after the fund started. As the chart shows, by August 31, 2002, the value of the investment would have grown to $17,098 - a 70.98% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market-value oriented index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,884 - a 78.84% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

	Years ended August 31,
	2002	2001	2000	1999	1998
Dividend returns	4.28%	4.85%	4.94%	4.21%	4.69%
Capital returns	1.21%	5.07%	1.59%	-4.36%	3.74%
Total returns	5.49%	9.92%	6.53%	-0.15%	8.43%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended August 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.76¢	22.57¢	44.41¢
Annualized dividend rate	4.07%	4.19%	4.16%
30-day annualized yield	3.24%	-	-
30-day annualized tax-equivalent yield	5.41%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.87 over the past one month, $10.69 over the past six months and $10.69 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.14% combined effective federal and state income tax bracket. The tax-equivalent yield does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Despite negative returns in three of the first four months of the one-year period ending August 31, 2002, the municipal bond market roared back to life and finished the past 12 months with a solid advance of 6.27% according to the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds. Muni performance was tempered in the first month of the period when the tragic events of September 11 drove investors to the relative safety of U.S. Treasury bonds. Later, in November and December of 2001, munis struggled again when a brighter economic outlook gave investors enough confidence to wade back into higher risk assets such as stocks, and many believed that the Federal Reserve Board would begin to reverse 2001's aggressive rate cutting stance. However, when it became apparent that the economic rebound was not as healthy as first perceived, and as equity investors became confounded by numerous corporate accounting scandals, municipal bonds began to rally. Although new issuance supply was heavy, it was easily absorbed by strong demand, and the municipal market closed out the past year with gains of one percent or better in the final three months of the period.

(Portfolio Manager photograph)
Note to shareholders: Mark Sommer became Portfolio Manager of Spartan Maryland Municipal Income Fund on June 1, 2002.

Q. How did the fund perform, Mark?

A. Pretty well. For the 12-month period that ended August 31, 2002, the fund returned 5.49%. In comparison, the Maryland municipal debt funds average returned 5.08%. Additionally, the Lehman Brothers Maryland 4 Plus Year Enhanced Municipal Bond Index returned 6.81%.

Q. It was a good year for the muni market and the fund. What was behind their performance?

A. In the final months of 2001, municipals posted strong returns when, in the aftermath of the tragic terrorist attacks, the Federal Reserve Board dramatically reduced interest rates to steady the global financial markets and the U.S. economy. Municipals retreated a bit in the first quarter when economic growth rebounded. However, they rallied again when strong first quarter 2002 economic growth proved unsustainable, calming fears that interest rates would rise. Heightened geopolitical concerns also helped foster an atmosphere of risk aversion, and investors favored fixed-income securities such as munis. Demand was further boosted by a crisis of confidence in corporate accounting practices and ethics, significantly dampening demand for stocks. In July and August, munis posted very strong gains as stocks suffered a major sell-off amid evidence that economic growth remained anemic and speculation grew that the Fed might cut rates before the year's end. As for the fund's outperformance of its peer group, some of it stemmed from our approach to managing interest rate sensitivity.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was that approach, and why did it work in the fund's favor?

A. We managed the fund so that its interest rate sensitivity was in line with the Maryland municipal market overall. That way, the fund didn't have too little or too much interest rate sensitivity at the wrong time. History proves that it's impossible to predict the direction of long-term interest rates with consistency over time. Instead of positioning the fund based on our interest rate forecast - and risk compromising returns over something which we have no control - we routinely focused on finding bonds that offered strong fundamentals and attractive prices from both a historic basis and relative to other bonds. The success of this strategy was underscored during the past year by the high level of interest rate volatility. Keeping our interest rate sensitivity in line with the market helped ensure the fund wasn't susceptible to the vagaries of that volatility.

Q. What other strategies aided performance?

A. Our below-average stake in housing bonds also helped. They fell out of favor when a rapid acceleration in home-loan refinancings caused the bonds to be prepaid before their maturity, which tends to be unpopular because prepayments potentially force investors to invest proceeds at lower prevailing interest rates. Additionally, our above-average stake in investment-grade bonds was a plus because lower-quality bonds lagged mainly due to weak economic conditions and a growing aversion to risk. Among our highest-quality bonds were pre-refunded bonds, which are backed by U.S. Treasury securities, the highest-quality bonds available.

Q. Were there any disappointments?

A. The main disappointment stemmed from a lack of opportunities to buy attractively priced and attractively structured bonds. Although there was a dramatic increase in the supply of Maryland bonds, it wasn't always priced or structured in a way that favored the strategies we were pursuing.

Q. What's your outlook for the municipal market?

A. The supply of Maryland municipals is expected to increase this year, which may pressure their prices a bit. But so far, demand for Maryland bonds has been strong, easily absorbing the rather large increase in supply seen in the first eight months of 2002. That said, demand is likely to be a reflection of the stock market's strength; if investors flock toward stocks, nearly every type of bond may be negatively affected by weaker demand. However, interest rates will be the real key for muni bond performance. Regardless of the interest rate environment, I plan to maintain a bias toward research-driven strategies that I believe will help me find attractively priced bonds with good credit fundamentals.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income exempt from federal and Maryland personal income taxes

Fund number: 429

Trading symbol: SMDMX

Start date: April 22, 1993

Size: as of August 31, 2002, more than $96 million

Manager: Mark Sommer, since June 2002; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1992

3

Mark Sommer on Maryland's fiscal situation:

"Like many states across the country, Maryland is facing a 2003 fiscal year budget gap. The gap is being caused by falling revenues, as personal income, capital gains and corporate tax receipts, among others, decline amid weak economic conditions. At the same time that revenues are falling, some expenditures - on items such as health care and security - are rising. Fortunately for the state, Maryland's budget gap is expected to be relatively small as a percentage of its overall budget and compared to the budget gaps that other states are experiencing. Another positive is that the state is managing its challenges better than many of its peers. It continues to enjoy general fund surpluses and rainy day fund reserves while many other states already have depleted them. That said, it's unlikely that the state's revenues will grow anytime soon, which potentially could lead to a larger budget gap in the 2004 fiscal year. Drawing on the resources of Fidelity's credit research team, I'll continue to watch these events closely in order to determine their effect on municipal issuers in Maryland - including both the state and the counties and other government entities that depend on the state for some funding."

Annual Report

Investment Changes

Top Five Sectors as of August 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	34.6	30.0
Escrowed/Pre-Refunded	16.2	19.3
Health Care	13.7	12.8
Education	6.7	7.6
Water & Sewer	6.4	1.3
Average Years to Maturity as of August 31, 2002
		6 months ago
Years	15.7	14.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2002
6 months ago
Years	6.9	6.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of August 31, 2002	As of February 28, 2002
Aaa 64.6%	Aaa 62.0%
Aa, A 26.2%	Aa, A 27.9%
Baa 6.5%	Baa 4.7%
Not Rated 2.7%	Not Rated 1.7%
Short-term Investments 0.0%	Short-term Investments 3.7%

Rating percentages include securities rated by a nationally recognized rating agency and may include unrated securities considered by Fidelity to be of comparable quality. Amounts shown are as a percentage of the fund's investments.

Annual Report

Investments August 31, 2002

Showing Percentage of Net Assets

Municipal Bonds - 95.7%
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Maryland - 86.2%
Anne Arundel County Gen. Oblig.:
(Consolidated Wtr. & Swr. Proj.) 7% 8/1/04	Aa1	$ 550,000	$ 605,402
5.375% 3/1/15	Aa1	2,000,000	2,207,380
Baltimore Gen. Oblig. (Consolidated Pub. Impt. Proj.) Series A:
0% 10/15/06 (FGIC Insured)	Aaa	2,000,000	1,734,680
5.5% 10/15/11 (FGIC Insured)	Aaa	1,000,000	1,102,570
5.5% 10/15/14 (FGIC Insured) (Pre-Refunded to 4/15/08 @ 101) (d)	Aaa	500,000	568,880
5.625% 10/15/13 (FGIC Insured) (Pre-Refunded to 10/15/06 @ 102) (d)	Aaa	1,460,000	1,671,583
7% 10/15/09 (MBIA Insured)	Aaa	1,000,000	1,232,230
Baltimore Gen. Oblig. Proj. Rev.:
(Wastewtr. Projs.) Series A, 5.125% 7/1/42 (FGIC Insured)	Aaa	2,315,000	2,327,038
(Wtr. Projs.) Series A:
5% 7/1/24 (FGIC Insured)	-	370,000	376,434
5% 7/1/24 (FGIC Insured) (Escrowed to Maturity) (d)	-	730,000	750,652
5.125% 7/1/42 (FGIC Insured)	Aaa	3,500,000	3,518,199
Baltimore Port Facilities Rev. (Consolidated Coal Sales Co. Proj.) 6.5% 12/1/10	Aa3	2,000,000	2,069,240
Howard County Gen. Oblig. (Consolidated Pub. Impt. Proj.) Series A, 5.25% 8/15/14	Aaa	3,000,000	3,338,670
Maryland Cmnty. Dev. Administration Dept. Hsg. & Cmnty. Dev.:
(Residential Proj.) Series B, 5.05% 9/1/19 (c)	Aa2	585,000	587,375
(Single Family Mtg. Prog.) Series 7, 7.25% 4/1/19 (c)	Aa2	500,000	515,515
Maryland Gen. Oblig. (State & Local Facilities Ln. Prog.):
First Series, 5.5% 2/1/06	Aaa	1,000,000	1,024,870
Second Series:
5% 7/15/11	Aaa	1,500,000	1,626,105
5% 8/1/12	Aaa	1,000,000	1,068,160
5.25% 7/15/12	Aaa	2,000,000	2,183,280
5.25% 7/15/13	Aaa	1,500,000	1,627,530
Series 1997 2, 5% 8/1/10	Aaa	1,000,000	1,078,460
Series A, 5.25% 3/1/05	Aaa	1,870,000	2,020,778
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Maryland - continued
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Anne Arundel Med. Ctr. Proj.) Series 1998, 5.125% 7/1/33 (FSA Insured)	Aaa	$ 2,000,000	$ 2,018,540
(Carrol County Gen. Hosp. Proj.) 6% 7/1/18	Baa1	1,035,000	1,099,481
(Charity Oblig. Group Proj.) Series D, 4.6% 11/1/26 (Pre-Refunded to 11/1/03 @ 100) (d)	Aaa	930,000	965,396
(Good Samaritan Hosp. Proj.):
5.7% 7/1/09 (Escrowed to Maturity) (d)	-	1,000,000	1,146,150
5.75% 7/1/13 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	145,000	166,229
5.75% 7/1/13 (Escrowed to Maturity) (d)	-	240,000	275,138
(Hebrew Home of Greater Washington Proj.) 5.8% 1/1/32	BBB+	1,000,000	1,022,730
(Helix Health Proj.) 5% 7/1/17 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	1,000,000	1,078,260
(Howard County Gen. Hosp. Proj.) 5.5% 7/1/13 (Escrowed to Maturity) (d)	Aaa	1,000,000	1,045,680
(Johns Hopkins Hosp. Issue Proj.) 5% 5/15/34	A1	1,500,000	1,501,395
(Johns Hopkins Univ. Issue Proj.):
Series A, 5% 7/1/41	Aa2	3,000,000	2,950,530
5.125% 7/1/20	Aa2	500,000	517,420
6% 7/1/10	Aa2	500,000	585,730
6% 7/1/39 (Pre-Refunded to 7/1/09 @ 101) (d)	Aa2	1,000,000	1,179,060
(Loyola College Issue Proj.) 5% 10/1/39	A2	2,000,000	1,984,060
(North Arundel Hosp. Proj.) 6.5% 7/1/31	Baa1	1,320,000	1,415,172
(Univ. of Maryland Med. Sys. Proj.):
5.25% 7/1/34	Baa1	1,000,000	1,000,220
6.75% 7/1/30	Baa1	500,000	544,600
Maryland Indl. Dev. Fing. Auth. Econ. Dev. Rev. (Holy Cross Health Sys. Corp. Proj.) 5.5% 12/1/15	Aa3	1,150,000	1,184,213
Maryland Indl. Dev. Fing. Auth. Rev.:
(American Ctr. for Physics Proj.):
5.25% 12/15/13	Aa3	1,100,000	1,216,842
5.25% 12/15/15	Aa3	320,000	348,515
(Holy Cross Health Sys. Corp. Proj.) 5.7% 12/1/10	Aa3	1,000,000	1,139,120
Maryland Trans. Auth. Rev. (Trans. Facilities Projs.):
0% 7/1/04 (FGIC Insured)	Aaa	2,500,000	2,418,375
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Maryland - continued
Maryland Trans. Auth. Rev. (Trans. Facilities Projs.): - continued
5.8% 7/1/06	A1	$ 500,000	$ 559,965
6.8% 7/1/16 (Escrowed to Maturity) (d)	Aaa	1,015,000	1,240,401
Montgomery County Econ. Dev. Rev. (Trinity Health Care Group Proj.) 5.125% 12/1/22	Aa3	2,300,000	2,344,160
Montgomery County Gen. Oblig.:
(Consolidated Pub. Impt. Proj.) Series A:
5.375% 5/1/05	Aaa	1,000,000	1,087,650
5.375% 5/1/12 (Pre-Refunded to 5/1/07 @ 102) (d)	Aaa	1,000,000	1,135,320
5.6% 7/1/04	Aaa	1,000,000	1,072,840
5.625% 10/1/06	Aaa	1,000,000	1,092,400
Series A, 6.3% 4/1/04	Aaa	500,000	536,740
Montgomery County Hsg. Opportunity Commission Single Family Mtg. Rev. Series A, 6.6% 7/1/14	Aa2	785,000	821,738
Northeast Maryland Waste Disp. Auth. Resource Recovery Rev.:
(Baltimore Resco Retrofit Proj.) 4.75% 1/1/12 (c)	BBB	1,000,000	926,030
(Southwest Resource Recovery Facilities Proj.) 7.2% 1/1/05 (MBIA Insured)	Aaa	1,235,000	1,342,050
Northeast Maryland Waste Disp. Auth. Solid Waste Rev. (Montgomery County Resource Recovery Proj.) Series A:
5.9% 7/1/05 (c)	A2	760,000	829,525
6% 7/1/07 (c)	A2	500,000	560,975
Prince Georges County Ctfs. of Prtn.:
(Equip. Acquisition Prog.) 4.5% 6/15/05 (MBIA Insured)	Aaa	1,065,000	1,135,375
Series A, 0% 6/30/11 (MBIA Insured)	Aaa	2,400,000	1,702,656
Prince Georges County Gen. Oblig.:
5.5% 5/15/11 (FSA Insured)	Aaa	2,000,000	2,277,320
5.5% 3/15/16 (MBIA Insured)	Aaa	465,000	493,351
5.5% 3/15/16 (MBIA Insured) (Pre-Refunded to 3/15/06 @ 101) (d)	Aaa	535,000	597,237
6.25% 1/1/03 (MBIA Insured)	Aaa	1,000,000	1,016,100
Prince Georges County Hsg. Auth. Rev. Series A, 6.5% 12/1/15 (c)	AAA	285,000	296,850
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Maryland - continued
Univ. of Maryland Sys. Auxiliary Facility & Tuition Rev. Series A, 5.6% 4/1/16	Aa3	$ 500,000	$ 544,465
Washington D.C. Metro. Area Trans. Auth. Gross Rev. 6% 7/1/10 (FGIC Insured)	Aaa	1,570,000	1,842,725
			83,493,760
Puerto Rico - 9.5%
Puerto Rico Commonwealth Gen. Oblig.:
Series B, 5.5% 7/1/13 (FGIC Insured) (b)	Aaa	1,000,000	1,125,660
5.5% 7/1/11 (FGIC Insured)	Aaa	1,000,000	1,152,660
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	1,000,000	1,074,050
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (d)	Aaa	3,050,000	3,268,868
Series A, 5.5% 10/1/32 (Escrowed to Maturity) (d)	Aaa	500,000	538,845
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Series HH, 5.25% 7/1/29 (FSA Insured)	Aaa	2,000,000	2,062,920
			9,223,003
TOTAL INVESTMENT PORTFOLIO - 95.7% (Cost $87,553,515)	92,716,763
NET OTHER ASSETS - 4.3%	4,122,427
NET ASSETS - 100%	$ 96,839,190

Legend
(a) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	34.6%
Escrowed/Pre-Refunded	16.2
Health Care	13.7
Education	6.7
Water & Sewer	6.4
Other	6.0
Special Tax	5.5
Others* (individually less than 5%)	10.9
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $24,605,410 and $4,179,950, respectively.
Income Tax Information
At August 31, 2002, the fund had a capital loss carryforward of approximately $1,060,000 of which $791,000, $18,000 and $251,000 will expire on August 31, 2004, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		August 31, 2002
Assets
Investment in securities, at value (cost $87,553,515) - See accompanying schedule		$ 92,716,763
Cash		6,473,069
Receivable for fund shares sold		135,681
Interest receivable		994,663
Other receivables		8,071
Total assets		100,328,247
Liabilities
Payable for investments purchased Regular delivery	$ 2,021,596
Delayed delivery	1,102,890
Payable for fund shares redeemed	243,004
Distributions payable	77,706
Accrued management fee	43,827
Other payables and accrued expenses	34
Total liabilities		3,489,057
Net Assets		$ 96,839,190
Net Assets consist of:
Paid in capital		$ 92,721,388
Undistributed net investment income		11,055
Accumulated undistributed net realized gain (loss) on investments		(1,056,501)
Net unrealized appreciation (depreciation) on investments		5,163,248
Net Assets, for 8,882,606 shares outstanding		$ 96,839,190
Net Asset Value, offering price and redemption price per share ($96,839,190 ÷ 8,882,606 shares)		$ 10.90

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

		Year ended August 31, 2002
Investment Income
Interest		$ 3,930,350
Expenses
Management fee	$ 467,132
Non-interested trustees' compensation	281
Total expenses before reductions	467,413
Expense reductions	(67,927)	399,486
Net investment income (loss)		3,530,864
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	183,640
Futures contracts	(39,615)
Total net realized gain (loss)		144,025
Change in net unrealized appreciation (depreciation) on investment securities		1,090,236
Net gain (loss)		1,234,261
Net increase (decrease) in net assets resulting from operations		$ 4,765,125

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2002	Year ended August 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,530,864	$ 2,778,550
Net realized gain (loss)	144,025	(10,961)
Change in net unrealized appreciation (depreciation)	1,090,236	3,199,138
Net increase (decrease) in net assets resulting from operations	4,765,125	5,966,727
Distributions to shareholders from net investment income	(3,528,505)	(2,790,784)
Share transactions Net proceeds from sales of shares	35,654,980	27,709,618
Reinvestment of distributions	2,679,309	2,044,880
Cost of shares redeemed	(18,988,109)	(11,271,592)
Net increase (decrease) in net assets resulting from share transactions	19,346,180	18,482,906
Redemption fees	678	1,429
Total increase (decrease) in net assets	20,583,478	21,660,278
Net Assets
Beginning of period	76,255,712	54,595,434
End of period (including undistributed net investment income of $11,055 and undistributed net investment income of $5,124, respectively)	$ 96,839,190	$ 76,255,712
Other Information Shares
Sold	3,330,180	2,632,649
Issued in reinvestment of distributions	250,643	195,070
Redeemed	(1,778,164)	(1,074,063)
Net increase (decrease)	1,802,659	1,753,656

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended August 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.77	$ 10.25	$ 10.09	$ 10.55	$ 10.17
Income from Investment Operations
Net investment income (loss)	.444 B	.470 B	.474 B	.451	.461
Net realized and unrealized gain (loss)	.130	.523	.161	(.461)	.380
Total from investment operations	.574	.993	.635	(.010)	.841
Distributions from net investment income	(.444)	(.473)	(.476)	(.451)	(.461)
Redemption fees added to paid in capital	- B	- B	.001 B	.001	-
Net asset value, end of period	$ 10.90	$ 10.77	$ 10.25	$ 10.09	$ 10.55
Total Return A	5.49%	9.92%	6.53%	(.15)%	8.43%
Ratios to Average Net Assets C
Expenses before expense reductions	.55%	.55%	.55%	.55%	.55%
Expenses net of voluntary waivers, if any	.55%	.55%	.55%	.55%	.55%
Expenses net of all reductions	.47%	.40%	.45%	.49%	.53%
Net investment income (loss)	4.15%	4.48%	4.76%	4.34%	4.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,839	$ 76,256	$ 54,595	$ 48,626	$ 43,833
Portfolio turnover rate	5%	11%	27%	12%	23%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2002

1. Significant Accounting Policies.

Spartan Maryland Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund may be affected by by economic and political developments in the state of Maryland. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, prior period premium and discount on debt securities, capital loss carryforwards and losses deferred due to excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 5,222,645	|
Unrealized depreciation	(55,500)
Net unrealized appreciation (depreciation)	5,167,145
Undistributed ordinary income	335,210
Capital loss carryforward	(1,060,081)
Total Distributable earnings	$ 4,442,274
Cost for federal income tax purposes	$ 87,549,618

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 3,528,505	|

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Change in Accounting Principle. Effective September 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $9,602 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on September 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $5,913; decrease net unrealized appreciation/depreciation by $2,768; and decrease net realized gain (loss) by $3,145. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee of .55% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $67,927.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Maryland Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Maryland Municipal Income Fund (a fund of Fidelity Union Street Trust) at August 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Maryland Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 4, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 265 funds advised by FMR or an affiliate. Mr. McCoy oversees 267 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 230 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1974

President of Spartan Maryland Municipal Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Maryland Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Spartan Maryland Municipal Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Spartan Maryland Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002) and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr.Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Spartan Maryland Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Spartan Maryland Municipal Income. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Spartan Maryland Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1993 Assistant Treasurer of Spartan Maryland Muncipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Maryland Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Spartan Maryland Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

During fiscal year ended 2002, 100% of the fund's income dividends was free from federal income tax, and 5.67% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	293,556,212.48	85.519
Against	21,675,839.93	6.315
Abstain	17,382,976.85	5.064
Broker Non-Votes	10,648,559.90	3.102
TOTAL	343,263,589.16	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	292,550,909.59	85.226
Against	32,742,472.54	9.539
Abstain	17,970,207.03	5.235
TOTAL	343,263,589.16	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	315,052,205.89	91.781
Withheld	28,211,383.27	8.219
TOTAL	343,263,589.16	100.000
Ralph F. Cox
Affirmative	314,389,703.98	91.588
Withheld	28,873,885.18	8.412
TOTAL	343,263,589.16	100.000
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	314,605,806.98	91.651
Withheld	28,657,782.18	8.349
TOTAL	343,263,589.16	100.000
Robert M. Gates
Affirmative	315,117,485.99	91.800
Withheld	28,146,103.17	8.200
TOTAL	343,263,589.16	100.000
Abigail P. Johnson
Affirmative	315,050,594.15	91.781
Withheld	28,212,995.01	8.219
TOTAL	343,263,589.16	100.000
Edward C. Johnson 3d
Affirmative	314,697,570.45	91.678
Withheld	28,566,018.71	8.322
TOTAL	343,263,589.16	100.000
Donald J. Kirk
Affirmative	315,361,736.19	91.872
Withheld	27,901,852.97	8.128
TOTAL	343,263,589.16	100.000
Marie L. Knowles
Affirmative	315,532,525.79	91.921
Withheld	27,731,063.37	8.079
TOTAL	343,263,589.16	100.000
Ned C. Lautenbach
Affirmative	315,530,995.67	91.921
Withheld	27,732,593.49	8.079
TOTAL	343,263,589.16	100.000
Peter S. Lynch
Affirmative	316,430,188.30	92.183
Withheld	26,833,400.86	7.817
TOTAL	343,263,589.16	100.000
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	315,225,156.37	91.832
Withheld	28,038,432.79	8.168
TOTAL	343,263,589.16	100.000
William O. McCoy
Affirmative	315,317,174.95	91.859
Withheld	27,946,414.21	8.141
TOTAL	343,263,589.16	100.000
William S. Stavropoulos
Affirmative	314,754,076.72	91.695
Withheld	28,509,512.44	8.305
TOTAL	343,263,589.16	100.000
PROPOSAL 4
To modify the fundamental investment objective of the fund.
	# of Votes	% of Votes
Affirmative	42,637,845.55	76.830
Against	8,620,351.94	15.533
Abstain	3,645,335.95	6.569
Broker Non-Votes	592,920.84	1.068
TOTAL	55,496,454.28	100.000
PROPOSAL 5
To modify a fundamental 80% investment policy of the fund.
	# of Votes	% of Votes
Affirmative	42,189,851.36	76.023
Against	8,965,996.06	16.156
Abstain	3,747,686.02	6.753
Broker Non-Votes	592,920.84	1.068
TOTAL	55,496,454.28	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	40,462,886.76	72.911
Against	10,042,014.67	18.095
Abstain	4,398,632.01	7.926
Broker Non-Votes	592,920.84	1.068
TOTAL	55,496,454.28	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Municipal Bond Funds

Spartan®Arizona Municipal Income

Spartan California Municipal Income

Spartan Connecticut Municipal Income

Spartan Florida Municipal Income

Spartan Intermediate Municipal Income

Spartan Maryland Municipal Income

Spartan Massachusetts Municipal Income

Spartan Michigan Municipal Income

Spartan Minnesota Municipal Income

Spartan Municipal Income

Spartan New Jersey Municipal Income

Spartan New York Municipal Income

Spartan Ohio Municipal Income

Spartan Pennsylvania Municipal Income

Spartan Short-Intermediate
Municipal Income

Spartan Tax-Free Bond

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SMD-ANN-1002 158130
1.536791.105

Spartan®

Arizona Municipal

Income Fund

and

Fidelity®
Arizona Municipal
Money Market Fund

Annual Report

August 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Arizona Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Arizona Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

As the first anniversary of September 11 approached, new concerns about terrorism and a continued deterioration of investor confidence kept U.S. equity performance on its year-long downward path. With investor appetite for risk dwindling, U.S. Treasury bonds - traditionally a haven from stock market and geopolitical turbulence - were in strong demand. As a result, the securities outperformed nearly all other asset classes year-to-date through August.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Arizona Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Life of fund
Spartan® Arizona Municipal Income	6.38%	33.94%	69.52%
LB Arizona 4 Plus Year Enhanced Municipal Bond	6.76%	36.57%	n/a*
Arizona Municipal Debt Funds Average	4.91%	27.99%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Arizona 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Arizona investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Arizona municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 36 mutual funds. These benchmarks will include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Life of fund
Spartan Arizona Municipal Income	6.38%	6.02%	6.92%
LB Arizona 4 Plus Year Enhanced Municipal Bond	6.76%	6.43%	n/a*
Arizona Municipal Debt Funds Average	4.91%	5.05%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Arizona Municipal Income Fund
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Spartan® Arizona Municipal Income Fund on October 31, 1994, shortly after the fund started. As the chart shows, by August 31, 2002, the value of the investment would have grown to $17,252 - a 72.52% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market-value oriented index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,657 - a 76.57% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

	Years ended August 31,
	2002	2001	2000	1999	1998
Dividend returns	4.11%	4.65%	4.85%	4.13%	4.55%
Capital returns	2.27%	5.05%	1.84%	-3.75%	2.61%
Total returns	6.38%	9.70%	6.69%	0.38%	7.16%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended August 31, 2002	Past 1 month	Past 6 months	Past 1 Year
Dividends per share	3.77¢	22.54¢	44.26¢
Annualized dividend rate	3.87%	3.98%	3.95%
30-day annualized yield	3.23%	-	-
30-day annualized tax-equivalent yield	5.23%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.46 over the past one month, $11.23 over the past six months and $11.20 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.28% combined effective federal and state income tax bracket. The tax-equivalent yield does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Arizona Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

Despite negative returns in three of the first four months of the one-year period ending August 31, 2002, the municipal bond market roared back to life and finished the past 12 months with a solid advance of 6.27% according to the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds. Muni performance was tempered in the first month of the period when the tragic events of September 11 drove investors to the relative safety of U.S. Treasury bonds. Later, in November and December of 2001, munis struggled again when a brighter economic outlook gave investors enough confidence to wade back into higher risk assets such as stocks, and many believed that the Federal Reserve Board would begin to reverse 2001's aggressive rate cutting stance. However, when it became apparent that the economic rebound was not as healthy as first perceived, and as equity investors became confounded by numerous corporate accounting scandals, municipal bonds began to rally. Although new issuance supply was heavy, it was easily absorbed by strong demand, and the municipal market closed out the past year with gains of one percent or better in the final three months of the period.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Arizona Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the 12-month period ending August 31, 2002, the fund returned 6.38%. To get a sense of how the fund did relative to its competitors, the Arizona municipal debt funds average returned 4.91%, according to Lipper Inc. Additionally, the Lehman Brothers Arizona 4 Plus Year Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 6.76%.

Q. What was the market environment like for muni bonds during the past year?

A. It was a volatile period due to changing expectations about the economy, inflation, interest rates and the stock market. At the beginning of the period, the tragic events of September 11, 2001, prompted the Federal Reserve Board to dramatically cut interest rates to steady global financial markets and an already-shaky U.S. economy. In early 2002, there was a pronounced shift when investors began to anticipate an economic recovery, sending bond prices lower and stocks higher. But in yet another turnabout during the spring, munis' relatively low prices helped provide the underpinnings for stronger performance as economic weakness persisted. Munis were also aided by a flight to quality amid mounting concerns over conflicts in the Middle East, the war on terrorism, the pace of the economic recovery and the dependability of corporate earnings. In July and August, muni performance continued to be strong due to persistently weak economic and corporate profitability data and the growing possibility of a war with Iraq.

Annual Report

Spartan Arizona Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. What helped the fund outpace its Lipper peer average?

A. The fund beat the Lipper average due to my focus on securities that offered better value relative to other bonds. The dramatic shifts in market sentiment we witnessed over the past year demonstrated how uncertain and volatile "market-timing" strategies - in which a portfolio is positioned to take advantage of interest rate movements - can be. Rather than try to time the market, I took advantage of heightened volatility to buy bonds whose prices declined somewhat when their maturity, structure or sector temporarily fell out favor.

Q. What other factors worked in the fund's favor?

A. Another important contributor to the fund's outperformance of its Lipper peer group average was our relatively large stake in bonds that were pre-refunded or escrowed to maturity during the period. While these two types of bonds differ in some regards, the process by which they become pre-refunded or escrowed causes them to be backed by U.S. Treasury securities. The Treasury backing, in turn, helped the credit quality of the muni bonds and, ultimately, their prices rose. Conversely, the fund's avoidance of bonds that came under intense pressure also benefited performance. For instance, muni bonds related to the air travel industry slumped dramatically in the aftermath of last year's terror attacks. Those bonds issued for projects backed by corporations also fell as corporate profitability wavered, and the fund avoided these bonds as well.

Q. Were there any disappointments?

A. Probably the most difficult challenges stemmed from the fact that Arizona municipal bonds issued during the past year weren't ideal for the fund given the various strategies I was pursuing. For instance, at certain points I wanted to add longer-term bonds with favorable tax law characteristics, yet few were available in the new issue market. That's mainly because issuers generally tailored their new issuance to individual investors, who were clamoring for short- and intermediate-term bonds that were issued at their face, or par, value.

Q. What's your outlook for the Arizona municipal bond market?

A. Muni performance will be driven by developments on the global political front, the health of the economy, the strength of the stock market and, most importantly, expectations for inflation and interest rates. In my view, these uncertainties and others serve to underscore the futility of timing the market. That said, municipals were relatively cheap compared to U.S. Treasury bonds at the end of August, which may mean they're poised for a period of better performance if the interest rate environment remains favorable or that they'll hold their value better if the threat of higher interest rates intensifies.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income exempt from federal income tax and Arizona personal income tax

Fund number: 434

Trading symbol: FSAZX

Start date: October 11, 1994

Size: as of August 31, 2002, more than $66 million

Manager: Christine Thompson, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on managing for total return:

"At Fidelity, we believe a muni bond's attractiveness is best measured by its potential for total return, which includes two components - the interest income it's expected to generate, and the change in the value of the bond itself. We favor this approach - rather than one that just focuses on bonds with the highest income - because the return provided by interest income is a forward-looking number that estimates the income a bond is expected to generate. But sometimes, that income won't be received as expected if a bond is paid off early by its issuer or if the issuer defaults and is unable or unwilling to pay back its debt. Likewise, an investor holding a bond that is prepaid is potentially forced to reinvest in other bonds at lower, prevailing interest rates. That's why we draw heavily on our credit research to find bonds we believe will perform well based on an appropriate mix of both income and potential for price appreciation."

  At the end of the period, 9.1% of fund's investments were in bonds issued by Puerto Rico. As a territory of the United States, Puerto Rico can issue bonds that are free from taxes in all 50 states.

Annual Report

Spartan Arizona Municipal Income Fund

Investment Changes

Top Five Sectors as of August 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	27.2	34.5
Special Tax	20.2	22.4
Electric Utilities	13.5	10.5
Water & Sewer	9.1	9.1
Escrowed/Pre-Refunded	8.9	7.5
Average Years to Maturity as of August 31, 2002
		6 months ago
Years	12.7	10.9
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of August 31, 2002
6 months ago
Years	6.8	6.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification
As of August 31, 2002	As of February 28, 2002
Aaa 56.3%	Aaa 52.4%
Aa, A 35.1%	Aa, A 39.9%
Baa 8.2%	Baa 6.3%
Not Rated 0.4%	Not Rated 0.5%
Short-term Investments 0.0%	Short-term Investments 0.9%

Rating percentages include securities rated by a nationally recognized rating agency and may include unrated securities considered by Fidelity to be of comparable quality. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan Arizona Municipal Income Fund

Investments August 31, 2002

Showing Percentage of Net Assets

Municipal Bonds - 96.1%
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Arizona - 87.0%
Arizona Health Facilities Auth. Hosp. Sys. Rev.:
(Phoenix Children's Hosp. Proj.) Series A, 6.25% 11/15/29	A3	$ 150,000	$ 157,586
(Saint Lukes Health Sys. Proj.) 7.25% 11/1/14 (Pre-Refunded to 11/1/03 @ 102) (e)	Aaa	315,000	337,078
Arizona Pwr. Auth. Pwr. Resource Rev. (Hoover Uprating Proj.) 5% 10/1/09	Aa2	1,160,000	1,276,626
Arizona School Facilities Board Rev.:
5.25% 7/1/04	Aaa	415,000	442,398
5.25% 7/1/18	Aaa	1,000,000	1,072,490
Arizona Student Ln. Aquisition Auth. Student Ln. Rev. Sub Series B1, 6.15% 5/1/29 (d)	A2	500,000	525,145
Arizona Trans. Board Excise Tax Rev. (Maricopa County Reg'l. Area Road Fund Prog.):
Series A, 6.5% 7/1/04 (AMBAC Insured)	Aaa	100,000	108,744
Series B, 6% 7/1/05 (AMBAC Insured)	Aaa	150,000	165,944
Arizona Univ. Revs.:
5.75% 7/1/27 (FGIC Insured)	Aaa	1,500,000	1,640,565
6% 7/1/06	A1	1,000,000	1,126,010
Arizona Wtr. Infrastructure Fin. Auth. Rev. (Wtr. Quality Proj.) Series A, 5.375% 10/1/11	Aaa	2,000,000	2,270,119
Central Arizona Wtr. Conservation District Contract Rev. (Central Arizona Proj.) Series A:
5.5% 11/1/09	A1	1,000,000	1,133,130
5.5% 11/1/10	A1	375,000	425,048
Chandler Gen. Oblig.:
6.25% 7/1/10	Aa2	500,000	584,435
6.5% 7/1/10 (MBIA Insured)	Aaa	200,000	240,334
6.5% 7/1/11 (MBIA Insured)	Aaa	225,000	273,080
Chandler Wtr. & Swr. Rev. 5.5% 7/1/15 (MBIA Insured)	Aaa	1,000,000	1,061,210
Glendale Indl. Dev. Auth. Edl. Facilities Rev. (American Graduate School Int'l. Proj.) 6.55% 7/1/06 (AMBAC Insured) (Pre-Refunded to 7/1/05 @ 101) (e)	AAA	150,000	170,094
Maricopa County Hosp. Rev. (Sun Health Corp. Proj.) 6.125% 4/1/18	Baa1	300,000	305,649
Maricopa County Indl. Dev. Auth. Health Facilities Rev. (Catholic Health Care West Proj.):
Series 1998 A, 5% 7/1/16	Baa2	730,000	689,047
Series A, 5% 7/1/03	Baa2	500,000	507,755
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Arizona - continued
Maricopa County Indl. Dev. Auth. Hosp. Facilities Rev. (Mayo Clinic Hosp. Proj.) 5.25% 11/15/37	AA	$ 1,000,000	$ 1,024,800
Maricopa County Poll. Cont. Rev. (Arizona Pub. Svc. Co. Palo Verde Proj.) Series 1994 B, 3.3%, tender 11/1/02, LOC JPMorgan Chase Bank (c)	Baa1	1,500,000	1,500,000
Maricopa County School District #1 Phoenix Elementary Second Series, 0% 7/1/05 (MBIA Insured)	Aaa	500,000	468,620
Maricopa County School District #14 Creighton 6.5% 7/1/04 (FGIC Insured)	Aaa	200,000	217,488
Maricopa County School District #28 Kyrene Elementary Series C:
0% 7/1/07 (FGIC Insured)	Aaa	955,000	828,424
0% 1/1/10 (FGIC Insured)	Aaa	1,525,000	1,155,706
Maricopa County School District #3 Temple Elementary 0% 7/1/08 (AMBAC Insured)	Aaa	500,000	413,805
Maricopa County Unified School District #41 Gilbert 0% 1/1/06 (FGIC Insured)	Aaa	1,000,000	915,950
Maricopa County Unified School District #69 Paradise Valley 5.25% 7/1/14 (FGIC Insured)	Aaa	1,000,000	1,123,570
Maricopa County Unified School District #80 Chandler 6.6% 7/1/06 (FGIC Insured)	Aaa	400,000	459,884
Mesa Indl. Dev. Auth. Rev. (Discovery Health Sys. Proj.) Series A, 5.375% 1/1/14 (MBIA Insured)	Aaa	500,000	546,020
Mesa Street & Hwy. Rev. 6.5% 7/1/11 (FSA Insured)	Aaa	500,000	606,845
Mesa Util. Sys. Rev. 5.75% 7/1/14 (FGIC Insured)	Aaa	1,000,000	1,165,340
Mohave County Indl. Dev. Auth. Indl. Dev. Rev. (North Star Steel Co. Proj.) Series B, 5.5% 12/1/20 (d)	A+	250,000	250,593
Navajo County Poll. Cont. Corp. Rev. (Pub. Svc. Co. Proj.) Series A, 5.875% 8/15/28	A3	200,000	202,710
Phoenix Arpt. Rev. Series D, 6.4% 7/1/12 (MBIA Insured) (d)	Aaa	810,000	881,377
Phoenix Civic Impt. Board Arpt. Rev. Series B, 5.25% 7/1/27 (FGIC Insured) (d)	Aaa	1,000,000	1,015,560
Phoenix Civic Impt. Corp. Arpt. Excise Tax Rev. 5.25% 7/1/09 (d)	Aa2	400,000	438,888
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Arizona - continued
Phoenix Civic Impt. Corp. Excise Tax Rev. (Muni. Courthouse Proj.) Series A:
5.375% 7/1/29	Aa2	$ 560,000	$ 577,472
5.5% 7/1/11	Aa2	200,000	224,112
5.75% 7/1/15	Aa2	675,000	752,612
Phoenix Civic Impt. Corp. Muni. Facilities Excise Tax Rev.:
5.75% 7/1/10 (FGIC Insured)	Aaa	340,000	391,258
5.75% 7/1/12 (FGIC Insured)	Aaa	1,250,000	1,433,175
5.75% 7/1/14 (FGIC Insured)	Aaa	1,000,000	1,136,300
Phoenix Civic Impt. Corp. Wastewtr. Sys. Rev. 6% 7/1/19 (FGIC Insured) (Pre-Refunded to 7/1/10 @ 101) (e)	Aaa	1,500,000	1,775,070
Phoenix Civic Impt. Corp. Wtr. Sys. Rev.:
Series 2001, 5.5% 7/1/24 (FGIC Insured)	Aaa	1,000,000	1,102,780
6.375% 7/1/05	Aa3	1,000,000	1,116,510
Phoenix Gen. Oblig.:
Series 1995 A, 6% 7/1/11	Aa1	1,485,000	1,751,632
Series A:
6.25% 7/1/17	Aa1	1,000,000	1,219,440
7.5% 7/1/08	Aa1	510,000	628,335
Series B, 5.375% 7/1/20	Aa1	1,000,000	1,063,450
Phoenix Street & Hwy. User Rev. 6.25% 7/1/11 (MBIA Insured)	Aaa	35,000	35,830
Pima County Indl. Dev. Auth. Rev. (HealthPartners Proj.) Series A, 5.625% 4/1/14 (MBIA Insured)	Aaa	200,000	216,890
Pima County Unified School District #1 Tucson 7.5% 7/1/10 (FGIC Insured)	Aaa	250,000	316,405
Pima County Unified School District #10 Amphitheater Series E, 6.5% 7/1/05	A3	500,000	557,250
Pima County Unified School District #12 Sunnyside 5% 7/1/11 (FSA Insured)	Aaa	855,000	941,637
Salt River Proj. Agric. Impt. & Pwr. District Elec. Sys. Rev.:
(Salt River Proj.) Series A:
5.25% 1/1/06	Aa2	1,000,000	1,091,450
5.25% 1/1/19	Aa2	1,000,000	1,066,880
5.25% 1/1/18	Aa2	1,000,000	1,075,480
Scottsdale Gen. Oblig. 5.5% 7/1/09	Aaa	100,000	113,670
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Health Care Proj.) 5.8% 12/1/31	A3	500,000	509,540
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Arizona - continued
Scottsdale Muni. Property Corp. Excise Tax Rev. 5.5% 7/1/07	Aa1	$ 1,500,000	$ 1,683,885
Scottsdale Wtr. & Swr. Rev. (1989 Proj.) Series E, 7% 7/1/07	Aa1	150,000	178,113
Tempe Gen. Oblig. Series 2001 A, 6% 7/1/10	Aa1	600,000	701,532
Tempe Union High School District #213 7% 7/1/08 (FGIC Insured)	Aaa	310,000	373,547
Tucson Gen. Oblig. Series A, 6% 7/1/13	Aa2	800,000	955,496
Tucson Street & Hwy. User Rev.:
Series 1994 B, 7.5% 7/1/11 (MBIA Insured)	Aaa	1,015,000	1,304,377
Series 1994 C, 7% 7/1/11 (FGIC Insured)	Aaa	500,000	625,570
Series A, 7% 7/1/11 (MBIA Insured)	Aaa	300,000	375,342
6% 7/1/10 (MBIA Insured)	Aaa	400,000	467,092
Tucson Wtr. Rev. Series 1994 C, 6.75% 7/1/07 (FGIC Insured)	Aaa	200,000	235,638
Univ. of Arizona Ctfs. of Prtn. (Univ. of Arizona Parking & Student Hsg. Proj.) 5.75% 6/1/24 (AMBAC Insured)	Aaa	500,000	535,020
Univ. of Arizona Univ. Rev.:
5.25% 6/1/11 (FSA Insured)	Aaa	1,000,000	1,119,080
5.25% 6/1/13 (FSA Insured)	Aaa	500,000	535,615
Yavapai County Indl. Dev. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 4.625%, tender 6/1/05 (c)(d)	BBB	500,000	506,060
Yuma County Hosp. District #1 6.35% 11/15/07 (Escrowed to Maturity) (e)	-	265,000	296,630
Yuma Muni. Property Corp. Rev. 5% 7/1/13 (AMBAC Insured)	Aaa	750,000	807,855
			57,526,097
Puerto Rico - 9.1%
Puerto Rico Commonwealth Gen. Oblig. Series B, 5.5% 7/1/13 (FGIC Insured) (b)	Aaa	500,000	562,830
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series W, 5.5% 7/1/17	Baa1	100,000	102,944
Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	500,000	537,025
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.:
Series 2000 C, 6% 7/1/29	Baa1	500,000	557,470
Series D, 5.25% 7/1/38	Baa1	1,000,000	1,012,470
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (e)	Aaa	$ 1,455,000	$ 1,559,411
Series A, 5.5% 10/1/32 (Escrowed to Maturity) (e)	Aaa	1,575,000	1,697,362
			6,029,512
TOTAL INVESTMENT PORTFOLIO - 96.1% (Cost $60,063,337)	63,555,609
NET OTHER ASSETS - 3.9%	2,549,765
NET ASSETS - 100%	$ 66,105,374
Legend
(a) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	27.2%
Special Tax	20.2
Electric Utilities	13.5
Water & Sewer	9.1
Escrowed/Pre-Refunded	8.9
Education	6.6
Health Care	5.9
Others* (individually less than 5%)	8.6
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $26,395,916 and $16,706,799, respectively.
Income Tax Information

During the fiscal year ended August 31, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 6.45% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Spartan Arizona Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		August 31, 2002
Assets
Investment in securities, at value (cost $60,063,337) - See accompanying schedule		$ 63,555,609
Cash		2,052,787
Receivable for investments sold		515,542
Receivable for fund shares sold		147
Interest receivable		659,969
Other receivables		1,980
Total assets		66,786,034
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 551,445
Payable for fund shares redeemed	40,586
Distributions payable	58,835
Accrued management fee	29,794
Total liabilities		680,660
Net Assets		$ 66,105,374
Net Assets consist of:
Paid in capital		$ 62,040,451
Undistributed net investment income		28,745
Accumulated undistributed net realized gain (loss) on investments		543,906
Net unrealized appreciation (depreciation) on investments		3,492,272
Net Assets, for 5,746,138 shares outstanding		$ 66,105,374
Net Asset Value, offering price and redemption price per share ($66,105,374 ÷ 5,746,138 shares)		$ 11.50

Annual Report

See accompanying notes which are an integral part of the financial statements.

Spartan Arizona Municipal Income Fund
Financial Statements - continued

Statement of Operations

		Year ended August 31, 2002
Investment Income
Interest		$ 2,516,718
Expenses
Management fee	$ 311,493
Non-interested trustees' compensation	182
Total expenses before reductions	311,675
Expense reductions	(40,668)	271,007
Net investment income (loss)		2,245,711
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		597,529
Change in net unrealized appreciation (depreciation) on investment securities		878,200
Net gain (loss)		1,475,729
Net increase (decrease) in net assets resulting from operations		$ 3,721,440

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2002	Year ended August 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,245,711	$ 1,796,574
Net realized gain (loss)	597,529	142,868
Change in net unrealized appreciation (depreciation)	878,200	1,988,384
Net increase (decrease) in net assets resulting from operations	3,721,440	3,927,826
Distributions to shareholders from net investment income	(2,234,422)	(1,800,929)
Distributions to shareholders from net realized gain	(69,551)	(3,458)
Total distributions	(2,303,973)	(1,804,387)
Share transactions Net proceeds from sales of shares	23,360,452	20,187,018
Reinvestment of distributions	1,663,088	1,269,285
Cost of shares redeemed	(11,053,246)	(7,092,859)
Net increase (decrease) in net assets resulting from share transactions	13,970,294	14,363,444
Redemption fees	1,644	7,635
Total increase (decrease) in net assets	15,389,405	16,494,518
Net Assets
Beginning of period	50,715,969	34,221,451
End of period (including undistributed net investment income of $28,745 and undistributed net investment income of $3,646, respectively)	$ 66,105,374	$ 50,715,969
Other Information Shares
Sold	2,080,922	1,843,285
Issued in reinvestment of distributions	148,316	115,926
Redeemed	(987,763)	(646,735)
Net increase (decrease)	1,241,475	1,312,476

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended August 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 10.72	$ 10.53	$ 10.98	$ 10.74
Income from Investment Operations
Net investment income (loss)	.444B, D	.472 B	.486 B	.458	.473
Net realized and unrealized gain (loss)	.254 D	.542	.189	(.412)	.279
Total from investment operations	.698	1.014	.675	.046	.752
Distributions from net investment income	(.443)	(.475)	(.485)	(.458)	(.473)
Distributions from net realized gain	(.015)	(.001)	(.001)	(.016)	(.040)
Distributions in excess of net realized gain	-	-	(.003)	(.024)	-
Total distributions	(.458)	(.476)	(.489)	(.498)	(.513)
Redemption fees added to paid in capital	- B	.002 B	.004 B	.002	.001
Net asset value, end of period	$ 11.50	$ 11.26	$ 10.72	$ 10.53	$ 10.98
Total Return A	6.38%	9.70%	6.69%	.38%	7.16%
Ratios to Average Net Assets C
Expenses before expense reductions	.55%	.55%	.55%	.55%	.55%
Expenses net of voluntary waivers, if any	.55%	.55%	.55%	.55%	.55%
Expenses net of all reductions	.48%	.41%	.48%	.54%	.54%
Net investment income (loss)	3.96% D	4.32%	4.67%	4.21%	4.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,105	$ 50,716	$ 34,221	$ 29,642	$ 24,606
Portfolio turnover rate	30%	24%	37%	12%	25%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the ratio of net investment income (loss) to average net assets would have been 3.94%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Arizona Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income, but does not include the effect of the fund's former $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® AZ Municipal Money Market	1.30%	15.10%	27.44%
All Tax-Free Money Market Funds Average	1.12%	13.96%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of all tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 525 money market funds.

Average Annual Total Returns

Periods ended August 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity AZ Municipal Money Market	1.30%	2.85%	3.12%
All Tax-Free Money Market Funds Average	1.12%	2.64%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Arizona Municipal Money Market Fund
Performance - continued

Yields

	9/2/02	6/3/02	2/25/02	12/3/01	9/3/01

Fidelity Arizona Municipal Money Market	1.07%	1.18%	1.11%	1.40%	1.84%

All Tax-Free Money Market Funds Average	0.88%	1.09%	0.89%	1.28%	1.78%

Fidelity Arizona Municipal Money Market - Tax-equivalent	1.73%	1.91%	1.80%	2.27%	2.99%

Portion of fund's income subject to state taxes	0.11%	0.09%	1.94%	0.00%	3.33%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average tracked by iMoneyNet, Inc. Or, you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 38.28%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.

3

Annual Report

Fidelity Arizona Municipal Money Market Fund

Fund Talk: The Manager's Overview

An interview with Michael Marchese, Portfolio Manager of Fidelity Arizona Municipal Money Market Fund

Q. Mike, what was the investment environment like during the 12 months that ended August 31, 2002?

A. We witnessed a significant shift in the direction of Federal Reserve Board monetary policy. During the last quarter of 2001, the Fed continued its attempt to stimulate the economy by aggressively lowering the rate banks charge each other for overnight loans - known as the fed funds target rate - to its lowest level in 40 years. The Fed felt this stimulus was necessitated by a drop-off in consumer confidence reinforced by the events of September 11, 2001. Given strong economic growth in the first quarter of 2002, many investors anticipated that the Fed would quickly raise rates in order to temper growth and avoid inflation. However, the Fed apparently remained uncertain about how much of this growth was attributable to an increase in inventories, and whether the unemployment rate had peaked - a traditional signal that the economy is poised for sustainable growth. Additionally, corporate accounting irregularities shook investor confidence and, given the lack of any signs of impending inflation, influenced the Fed's decision to leave rates unchanged, although it did move in August from a neutral stance to a bias toward easing rates in order to support economic growth.

Q. How would you characterize the fiscal health of Arizona issuers?

A. In response to the economic slowdown in 2001, many states faced significant budgetary deficits in the first half of 2002. Arizona was no exception. The stress on Arizona's budget was for the most part due to shortfalls in sales and income tax collections resulting from diminished economic activity. Lawmakers have addressed this deficit by drawing down reserves as well by making appropriate spending cuts. As the state government looks to cut spending further in order to balance the 2003 fiscal year budget, local governments and agencies could face additional pressure. Many of these local entities do not have access to the significant reserves available at the state level. (Portfolio Manager photograph)

Q. What was your strategy with the fund?

A. Overall, I took a cautious approach. Given the uncertain outlook for the issuers I just described, our research team remained particularly diligent with respect to the initial credit analysis of each obligation and the surveillance of each credit throughout the period. In addition, I allowed the fund's maturity to shorten considerably, given the limited attractive opportunities among longer-maturity Arizona paper. I looked for investments along the yield curve that offered the best relative value, while taking advantage of the periodic cash-flow technicals - factors of supply and demand that influence yields - to maximize fund performance.

Annual Report

Fidelity Arizona Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on August 31, 2002, was 1.01%, compared to 1.87% 12 months ago. The more recent seven-day yield was the equivalent of a 1.64% taxable rate of return for Arizona investors in the 38.28% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through August 31, 2002, the fund's 12-month total return was 1.30%, compared to 1.12% for the all tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Mike?

A. At this point, it's evident to me that the Fed will likely raise interest rates eventually, given that the current historically low level of rates is probably unsustainable. However, recent mixed economic signals, combined with benign inflationary pressures, suggest that there is no real urgency for the Fed to raise rates in the short term. Accordingly, I believe there is a good chance the Fed may not start raising rates until early- to mid-2003. Municipal market rates could then follow suit with increases of their own. In the interim, supply and demand should influence the level of municipal yields. Cash flows into our market from investors seeking the relative security provided by money market funds could at times cause short-term muni rates to decline, while the significant glut of expected supply could cause rates to rise. I plan to take advantage of the opportunities these technical factors provide.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income, exempt from federal income tax and Arizona personal income tax

Fund number: 433

Trading symbol: FSAXX

Start date: October 11, 1994

Size: as of August, 31, 2002, more than $132 million

Manager: Michael Marchese, since 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Annual Report

Fidelity Arizona Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 8/31/02	% of fund's investments 2/28/02	% of fund's investments 8/31/01
0 - 30	91.3	75.3	83.8
31 - 90	6.2	4.0	0.0
91 - 180	0.6	17.5	2.1
181 - 397	1.9	3.2	14.1
Weighted Average Maturity
	8/31/02	2/28/02	8/31/01
Fidelity Arizona Municipal Money Market Fund	17 Days	38 Days	45 Days
All Tax-Free Money Market Funds Average*	47 Days	38 Days	39 Days
Asset Allocation (% of fund's net assets)
As of August 31, 2002	As of February 28, 2002
Variable Rate Demand Notes (VRDNs) 81.6%	Variable Rate Demand Notes (VRDNs) 63.0%
Commercial Paper (including CP Mode) 1.7%	Commercial Paper (including CP Mode) 3.6%
Tender Bonds 1.5%	Tender Bonds 1.6%
Municipal Money Market Funds 8.8%	Municipal Money Market Funds 0.0%
Other Investments 6.5%	Other Investments 25.4%
Net Other Assets** (0.1)%	Net Other Assets 6.4%

** Net Other Assets are not included in the pie chart.

*Source: iMoneyNet, Inc.

Annual Report

Fidelity Arizona Municipal Money Market Fund

Investments August 31, 2002

Showing Percentage of Net Assets

Municipal Securities - 100.1%
	Principal Amount	Value (Note 1)
Arizona - 91.3%
Apache County Indl. Dev. Auth. (Imperial Components, Inc. Proj.) Series 1996, 1.5%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(d)	$ 1,535,000	$ 1,535,000
Arizona Ctfs. of Prtn. Bonds Series A, 3% 11/1/02 (MBIA Insured)	2,450,000	2,454,624
Arizona Edl. Ln. Marketing Corp.:
Series 1990 A, 1.45% (MBIA Insured), VRDN (a)(d)	1,200,000	1,200,000
Series 1991 A, 1.45%, LOC State Street Bank & Trust Co., Boston, VRDN (a)(d)	4,500,000	4,500,000
Arizona Health Facilities Auth. Rev.:
(Arizona Health Care Proj.) Series 2000 B, 1.5% (FSA Insured), VRDN (a)	2,000,000	2,000,000
(Blood Sys., Inc. Proj.) Series 1995, 1.55%, LOC Bank One NA, Chicago, VRDN (a)	800,000	800,000
Arizona School Facilities Board Rev. Participating VRDN Series MS 00 497, 1.44% (Liquidity Facility Morgan Stanley) (a)(f)	1,088,500	1,088,500
Arizona Univ. Revs.:
Bonds Series ROC II R174, 2%, tender 10/10/02 (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(f)(g)	1,200,000	1,200,000
Participating VRDN Series Putters 270, 1.46% (Liquidity Facility JPMorgan Chase Bank) (a)(f)	1,200,000	1,200,000
Avondale Muni. Dev. Corp. Excise Tax Rev. Bonds 3% 7/1/03 (FGIC Insured)	800,000	808,846
Central Arizona Wtr. Conservation District Contract Rev. Bonds Series A, 3.75% 11/1/02	3,600,000	3,610,454
Chandler Indl. Dev. Auth. Indl. Dev. Rev. (Red Rock Stamping Co. Proj.) Series 2000, 1.65%, LOC Key Bank NA, VRDN (a)(d)	3,250,000	3,250,000
Coconino County Poll. Cont. Corp. Rev. (Arizona Pub. Svc. Co. Navajo Proj.) Series 1994 A, 1.45%, LOC KBC Bank NV, VRDN (a)(d)	3,000,000	3,000,000
Flagstaff Indl. Dev. Auth. Solid Waste Disp. Rev. (Norton Envir., Inc. Proj.) Series 1997, 1.65%, LOC Key Bank NA, VRDN (a)(d)	2,400,000	2,400,000
Glendale Indl. Dev. Auth. Indl. Dev. Rev. (Superior Bedding Co. Proj.) Series 1994, 1.5%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(d)	1,200,000	1,200,000
Maricopa County Cmnty. College District Bonds Series A, 6% 7/1/09 (Pre-Refunded to 7/1/03 @ 101) (e)	1,630,000	1,702,118
Maricopa County Indl. Dev. Auth. Indl. Dev. Rev.:
Bonds (American Wtr. Corp. Proj.) Series 1988, 1.8% tender 10/8/02, CP mode (d)	1,000,000	1,000,000
(Clayton Homes Proj.) Series 1998, 1.45%, LOC Wachovia Bank NA, VRDN (a)(d)	1,000,000	1,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Arizona - continued
Maricopa County Indl. Dev. Auth. Multi-family Hsg. Rev.:
(Glenn Oaks Apts. Proj.) Series 2001, 1.52%, LOC Fannie Mae, VRDN (a)(d)	$ 1,999,675	$ 1,999,675
(Ranchwood Apt. Proj.) Series 2001 A, 1.47%, LOC Fannie Mae, VRDN (a)(d)	5,000,000	5,000,000
(San Martin Apts. Proj.):
Series A1, 1.55%, LOC Fannie Mae, VRDN (a)(d)	1,000,000	1,000,000
Series A2, 1.55%, LOC Fannie Mae, VRDN (a)(d)	1,200,000	1,200,000
(San Remo Apts. Proj.) 1.48%, LOC Fannie Mae, VRDN (a)(d)	3,400,000	3,400,000
Maricopa County Indl. Dev. Auth. Single Family Mtg. Rev. Participating VRDN Series Merlots 01 A126, 1.52% (Liquidity Facility Wachovia Bank NA) (a)(d)(f)	2,400,000	2,400,000
Maricopa County Poll. Cont. Rev. (Arizona Pub. Svc. Co. Palo Verde Proj.) Series C, 1.8%, LOC Toronto-Dominion Bank, VRDN (a)	3,700,000	3,700,000
Mesa Indl. Dev. Auth. Rev. (Discovery Health Sys. Proj.) Series B, 1.33% (MBIA Insured), VRDN (a)	1,800,000	1,800,000
Mesa Util. Sys. Rev. Participating VRDN Series PT 1456, 1.46% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	4,335,000	4,335,000
Phoenix Civic Impt. Board Arpt. Rev. Participating VRDN:
Series Merlots 02 A28, 1.52% (Liquidity Facility Wachovia Bank NA) (a)(d)(f)	1,300,000	1,300,000
Series PA 405, 1.46% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	1,920,000	1,920,000
Phoenix Civic Impt. Corp. Excise Tax Rev. Series 1995, 1.45%, LOC Landesbank Hessen-Thuringen, VRDN (a)(d)	2,500,000	2,500,000
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Participating VRDN Series PT 1401, 1.42% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	1,200,000	1,200,000
Phoenix Gen. Oblig. Participating VRDN Series PT 1436, 1.42% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	1,300,000	1,300,000
Phoenix Indl. Dev. Auth. Multi-family Hsg. Rev. (Bell Square Apt. Proj.) Series 1995, 1.5%, LOC Gen. Elec. Cap. Corp., VRDN (a)	1,000,000	1,000,000
Phoenix Indl. Dev. Auth. Rev.:
(Desert Botanical Garden Proj.) Series 2000, 1.45%, LOC Bank One, Arizona NA, VRDN (a)	4,000,000	4,000,000
(Independent Newspaper, Inc. Proj.) Series 2000, 1.55%, LOC Wachovia Bank NA, VRDN (a)(d)	1,000,000	1,000,000
(Laura Dozer Ctr. Proj.) 1.55%, LOC Bank One, Illinois NA, VRDN (a)	1,200,000	1,200,000
(Marlyn Nutraceuticals Proj.) 1.7%, LOC Bank One, Arizona NA, VRDN (a)(d)	1,000,000	1,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Arizona - continued
Phoenix Indl. Dev. Auth. Rev.: - continued
(Phoenix Expansion Proj.) 1.65%, LOC Bank One, Texas NA, VRDN (a)(d)	$ 2,485,000	$ 2,485,000
(Plastican Proj.) Series 1997, 1.55%, LOC Fleet Bank NA, VRDN (a)(d)	3,425,000	3,425,000
(Swift Aviation Svcs., Inc. Proj.) 2%, LOC U.S. Bank NA, Cincinnati, VRDN (a)(d)	5,400,000	5,400,000
(V.A.W. of America Proj.) Series 1997, 1.55%, LOC Bank of America NA, VRDN (a)(d)	2,000,000	2,000,000
Phoenix Indl. Dev. Auth. Single Family Mtg. Rev.:
Bonds Series Merlots 01 A23, 1.8%, tender 2/26/03 (Liquidity Facility Wachovia Bank NA) (a)(d)(f)(g)	760,000	760,000
Participating VRDN Series PT 1082, 1.48% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	680,000	680,000
Pima County Indl. Dev. Auth. Indl. Rev.:
Participating VRDN Series LB 00 L21, 1.5% (Liquidity Facility Lehman Brothers, Inc.) (a)(f)	3,855,000	3,855,000
(Tucson Elec. Pwr. Co. Proj.) Series 1982 A, 1.4%, LOC Toronto-Dominion Bank, VRDN (a)	1,500,000	1,500,000
Pima County Indl. Dev. Auth. Multi-family Hsg. Rev.:
(Eastside Place Apts. Proj.) Series 2001, 1.42%, LOC Fannie Mae, VRDN (a)	1,000,000	1,000,000
(La Cholla Apt. Proj.) Series 1996, 1.5%, LOC JPMorgan Chase Bank, VRDN (a)	2,925,000	2,925,000
(River Point Proj.) Series 2001, 1.47%, LOC Fannie Mae, VRDN (a)(d)	6,000,000	6,000,000
Pima County Indl. Dev. Auth. Single Family Hsg. Rev. Participating VRDN Series RF 99 5, 1.56% (Liquidity Facility Bank of New York NA) (a)(d)(f)	3,065,000	3,065,000
Pinal County Indl. Dev. Poll. Cont. Rev. (Magma Copper Co. Proj.) Series 1992, 1.4%, LOC BNP Paribas SA, VRDN (a)	1,000,000	1,000,000
Salt River Proj. Agric. Impt. & Pwr. District Elec. Sys. Rev.:
Participating VRDN:
Series MS 00 208, 1.44% (Liquidity Facility Morgan Stanley) (a)(f)	1,045,000	1,045,000
Series MS 00 274, 1.44% (Liquidity Facility Morgan Stanley) (a)(f)	5,400,000	5,400,000
Series 1997 A, 1.6% 9/6/02, CP	1,300,000	1,299,993
Tempe Excise Tax Rev. 1.9%, VRDN (a)	1,300,000	1,300,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Arizona - continued
Tucson Arpt. Auth. Spl. Facility Rev. (LearJet, Inc. Proj.) Series 1998 A, 1.55%, LOC Bank of America NA, VRDN (a)(d)	$ 1,300,000	$ 1,300,000
Yavapai County Indl. Dev. Auth. Indl. Dev. Rev. (Oxycal Lab. Proj.) Series 1999 A, 1.7%, LOC Bank One, Arizona NA, VRDN (a)(d)	1,000,000	1,000,000
		120,644,210
	Shares
Other - 8.8%
Fidelity Municipal Cash Central Fund, 1.55% (b)(c)	11,644,933	11,644,933
TOTAL INVESTMENT PORTFOLIO - 100.1%		132,289,143
NET OTHER ASSETS - (0.1)%		(81,471)
NET ASSETS - 100%		$ 132,207,672
Total Cost for Income Tax Purposes $ 132,289,143
Security Type Abbreviations
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Arizona Univ. Revs. Bonds Series ROC II R174, 2%, tender 10/10/02 (Liquidity Facility Salomon Smith Barney Hldgs., Inc.)	4/4/02	$ 1,200,000
Phoenix Indl. Dev. Auth. Single Family Mtg. Rev. Bonds Series Merlots 01 A23, 1.8%, tender 2/26/03 (Liquidity Facility Wachovia Bank NA)	3/15/01	$ 760,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,960,000 or 1.5% of net assets.

Income Tax Information

During the fiscal year ended August 31, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 53.44% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Arizona Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		August 31, 2002
Assets
Investment in securities, at value - See accompanying schedule		$ 132,289,143
Receivable for fund shares sold		293,310
Interest receivable		323,857
Other receivables		7,351
Total assets		132,913,661
Liabilities
Payable to custodian bank	$ 26
Payable for fund shares redeemed	634,629
Accrued management fee	55,988
Other payables and accrued expenses	15,346
Total liabilities		705,989
Net Assets		$ 132,207,672
Net Assets consist of:
Paid in capital		$ 132,147,703
Accumulated net realized gain (loss) on investments		59,969
Net Assets, for 132,107,709 shares outstanding		$ 132,207,672
Net Asset Value, offering price and redemption price per share ($132,207,672 ÷ 132,107,709 shares)		$ 1.00

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Arizona Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

		Year ended August 31, 2002
Investment Income
Interest		$ 1,945,779
Expenses
Management fee	$ 563,172
Non-interested trustees' compensation	363
Total expenses before reductions	563,535
Expense reductions	(52,158)	511,377
Net investment income		1,434,402
Net realized gain (loss) on investment securities		112,041
Net increase in net assets resulting from operations		$ 1,546,443

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2002	Year ended August 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 1,434,402	$ 3,363,978
Net realized gain (loss)	112,041	38
Net increase (decrease) in net assets resulting from operations	1,546,443	3,364,016
Distributions to shareholders from net investment income	(1,434,402)	(3,363,978)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	156,913,408	85,549,799
Reinvestment of distributions	1,418,481	3,175,224
Cost of shares redeemed	(128,089,561)	(92,575,592)
Net increase (decrease) in net assets and shares resulting from share transactions	30,242,328	(3,850,569)
Total increase (decrease) in net assets	30,354,369	(3,850,531)
Net Assets
Beginning of period	101,853,303	105,703,834
End of period	$ 132,207,672	$ 101,853,303

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended August 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.013	.032	.034	.028	.034
Distributions from net investment income	(.013)	(.032)	(.034)	(.028)	(.034)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A, B	1.30%	3.23%	3.50%	2.84%	3.41%
Ratios to Average Net Assets C
Expenses before expense reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of voluntary waivers, if any	.50%	.50%	.50%	.50%	.36%
Expenses net of all reductions	.45%	.47%	.50%	.50%	.36%
Net investment income	1.27%	3.19%	3.46%	2.79%	3.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 132,208	$ 101,853	$ 105,704	$ 90,657	$ 94,523

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the account closeout fee.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2002

1. Significant Accounting Policies.

Spartan Arizona Municipal Income Fund (the income fund) is a fund of Fidelity Union Street Trust. Fidelity Arizona Municipal Money Market Fund (the money market fund) is a fund of Fidelity Union Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Union Street Trust and Fidelity Union Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Arizona. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the money market fund are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the income fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. There were no significant book-to-tax differences during the period for the money market fund. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount and losses deferred due to futures transactions and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost for the income fund as of period end was as follows:

Unrealized appreciation	$ 3,484,565
Unrealized depreciation	(2,201)
Net unrealized appreciation (depreciation)	3,482,364
Undistributed ordinary income	446,442
Undistributed long-term capital gain	321,397
Total Distributable earnings	$ 4,250,203
Cost for federal income tax purposes	$ 60,073,245

The tax character of distributions paid during the year for the income fund was as follows:

Ordinary Income	$ 2,303,973

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective September 1, 2001, the income fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $32,875 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on September 1, 2001.

The effect of this change during the period, was to increase net investment income by $10,971 and decrease net unrealized appreciation/depreciation by $8,464; and decrease net realized gain (loss) by $2,507. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provides the funds with investment management related services for which the funds pay a monthly management fee. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the funds is reduced by an amount equal to the fees and expenses paid by the funds to the non-interested Trustees. Each fund's management fee is equal to the following annual rate of average net assets:

Spartan Arizona Municipal Income Fund	.55%
Fidelity Arizona Municipal Money Market Fund	.50%

FMR also bears the cost of providing shareholder services to the money market fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $57 for the period. Effective October 31, 2001, these fees were eliminated.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Fidelity Arizona Municipal Money Market Fund	$ 107,640

5. Expense Reductions.

Through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced expenses by the following amounts:

Spartan Arizona Municipal Income Fund	$ 40,668
Fidelity Arizona Municipal Money Market Fund	$ 52,158

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Union Street Trust and Fidelity Union Street Trust II and the Shareholders of Spartan Arizona Municipal Income Fund and Fidelity Arizona Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Arizona Municipal Income Fund (a fund of Fidelity Union Street Trust) and Fidelity Arizona Municipal Money Market Fund (a fund of Fidelity Union Street Trust II) at August 31, 2002 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Union Street Trust's and Fidelity Union Street Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 4, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 265 funds advised by FMR or an affiliate. Mr. McCoy oversees 267 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 230 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calender year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1974 or 1991

Trustee of Fidelity Union Street Trust (1974) and Fidelity Union Street Trust II (1991). President of Arizona Municipal Money Market and Spartan Arizona Municipal Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Arizona Municipal Money Market (2001) and Spartan Arizona Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1991

Trustee of Fidelity Union Street Trust (1990) and Fidelity Union Street Trust II (1991). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987 or 1991

Trustee of Fidelity Union Street Trust (1987) and Fidelity Union Street Trust II (1991). Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2000

Vice President of Arizona Municipal Money Market (2000) and Spartan Arizona Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Spartan Arizona Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of Arizona Municipal Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Christine J. Thompson (44)
Vice President of Spartan Arizona Municipal Income (1998) and other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity Funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Arizona Municipal Money Market and Spartan Arizona Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Arizona Municipal Money Market and Spartan Arizona Municipal Income. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Arizona Municipal Money Market and Spartan Arizona Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)

Year of Election or Appointment: 1994

Assistant Treasurer of Arizona Municipal Money Market and Spartan Arizona Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Arizona Municipal Money Market and Spartan Arizona Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Arizona Municipal Money Market and Spartan Arizona Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Arizona Municipal Income Fund voted to pay on October 7, 2002, to shareholders of record at the opening of business on October 4, 2002, a distribution of $.09 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

Spartan Arizona Municipal Income Fund

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	293,556,212.48	85.519
Against	21,675,839.93	6.315
Abstain	17,382,976.85	5.064
Broker Non-Votes	10,648,559.90	3.102
TOTAL	343,263,589.16	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	292,550,909.59	85.226
Against	32,742,472.54	9.539
Abstain	17,970,207.03	5.235
TOTAL	343,263,589.16	100.000
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	315,052,205.89	91.781
Withheld	28,211,383.27	8.219
TOTAL	343,263,589.16	100.000
Ralph F. Cox
Affirmative	314,389,703.98	91.588
Withheld	28,873,885.18	8.412
TOTAL	343,263,589.16	100.000
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	314,605,806.98	91.651
Withheld	28,657,782.18	8.349
TOTAL	343,263,589.16	100.000
Robert M. Gates
Affirmative	315,117,485.99	91.800
Withheld	28,146,103.17	8.200
TOTAL	343,263,589.16	100.000
Abigail P. Johnson
Affirmative	315,050,594.15	91.781
Withheld	28,212,995.01	8.219
TOTAL	343,263,589.16	100.000
Edward C. Johnson 3d
Affirmative	314,697,570.45	91.678
Withheld	28,566,018.71	8.322
TOTAL	343,263,589.16	100.000
Donald J. Kirk
Affirmative	315,361,736.19	91.872
Withheld	27,901,852.97	8.128
TOTAL	343,263,589.16	100.000
Marie L. Knowles
Affirmative	315,532,525.79	91.921
Withheld	27,731,063.37	8.079
TOTAL	343,263,589.16	100.000
Ned C. Lautenbach
Affirmative	315,530,995.67	91.921
Withheld	27,732,593.49	8.079
TOTAL	343,263,589.16	100.000
Peter S. Lynch
Affirmative	316,430,188.30	92.183
Withheld	26,833,400.86	7.817
TOTAL	343,263,589.16	100.000
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	315,225,156.37	91.832
Withheld	28,038,432.79	8.168
TOTAL	343,263,589.16	100.000
William O. McCoy
Affirmative	315,317,174.95	91.859
Withheld	27,946,414.21	8.141
TOTAL	343,263,589.16	100.000
William S. Stavropoulos
Affirmative	314,754,076.72	91.695
Withheld	28,509,512.44	8.305
TOTAL	343,263,589.16	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	33,302,022.83	83.483
Against	4,400,711.25	11.032
Abstain	1,858,648.11	4.659
Broker Non-Votes	329,440.93	0.826
TOTAL	39,890,823.12	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Fidelity Arizona Municipal Money Market Fund

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.*
	# of Votes	% of Votes
Affirmative	6,511,783,345.779	89.614
Against	329,788,951.355	4.539
Abstain	424,881,474.307	5.847
TOTAL	7,266,453,771.441	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	6,174,927,725.188	84.970
Against	712,670,799.143	9.807
Abstain	379,594,777.110	5.223
TOTAL	7,267,193,301.441	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding reorganization or termination.*
	# of Votes	% of Votes
Affirmative	6,439,152,741.466	88.615
Against	425,316,228.980	5.853
Abstain	401,984,800.995	5.532
TOTAL	7,266,453,771.441	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	6,338,720,043.337	87.233
Against	515,498,905.709	7.094
Abstain	412,234,822.395	5.673
TOTAL	7,266,453,771.441	100.000
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	6,851,815,006.821	94.284
Withheld	415,378,294.620	5.716
TOTAL	7,267,193,301.441	100.000
Ralph F. Cox
Affirmative	6,844,170,409.986	94.179
Withheld	423,022,891.455	5.821
TOTAL	7,267,193,301.441	100.000
Phyllis Burke Davis
Affirmative	6,837,990,754.536	94.094
Withheld	429,202,546.905	5.906
TOTAL	7,267,193,301.441	100.000
Robert M. Gates
Affirmative	6,848,331,141.026	94.236
Withheld	418,862,160.415	5.764
TOTAL	7,267,193,301.441	100.000
Abigail P. Johnson
Affirmative	6,843,142,530.031	94.165
Withheld	424,050,771.410	5.835
TOTAL	7,267,193,301.441	100.000
Edward C. Johnson 3d
Affirmative	6,841,466,145.606	94.142
Withheld	425,727,155.835	5.858
TOTAL	7,267,193,301.441	100.000
Donald J. Kirk
Affirmative	6,851,738,187.326	94.283
Withheld	415,455,114.115	5.717
TOTAL	7,267,193,301.441	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	6,857,370,417.961	94.361
Withheld	409,822,883.480	5.639
TOTAL	7,267,193,301.441	100.000
Ned C. Lautenbach
Affirmative	6,851,940,663.636	94.286
Withheld	415,252,637.805	5.714
TOTAL	7,267,193,301.441	100.000
Peter S. Lynch
Affirmative	6,853,081,588.471	94.302
Withheld	414,111,712.970	5.698
TOTAL	7,267,193,301.441	100.000
Marvin L. Mann
Affirmative	6,848,011,036.871	94.232
Withheld	419,182,264.570	5.768
TOTAL	7,267,193,301.441	100.000
William O. McCoy
Affirmative	6,849,963,495.721	94.259
Withheld	417,229,805.720	5.741
TOTAL	7,267,193,301.441	100.000
William S. Stavropoulos
Affirmative	6,831,136,964.061	94.000
Withheld	436,056,337.380	6.000
TOTAL	7,267,193,301.441	100.000
PROPOSAL 6
To approve an amended management contract for the fund.
	# of Votes	% of Votes
Affirmative	55,068,885.390	79.693
Against	11,378,996.904	16.467
Abstain	2,653,477.060	3.840
TOTAL	69,101,359.354	100.000
PROPOSAL 13
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	54,846,422.450	79.371
Against	11,569,874.214	16.743
Abstain	2,685,062.690	3.886
TOTAL	69,101,359.354	100.000
PROPOSAL 14
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	53,309,138.810	77.146
Against	13,091,303.384	18.945
Abstain	2,700,917.160	3.909
TOTAL	69,101,359.354	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

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Annual Report

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Annual Report

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